Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

INTERNATIONAL GROWTH FUND

INVESTMENT GOAL

The Fund seeks to provide high long-term total return.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	N/A	N/A
Other Expenses*	0.14%	0.71%
Total Annual Fund Operating Expenses	0.89%	1.46%
Fee Waiver and/or Expense Reimbursement[1]	0.00%	0.30%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.89%	1.16%

*	The expense information shown in the table above may differ from the expense information disclosed on the Fund’s financial highlights table because the financial highlights table reflects the operating expenses of the Fund and does not include acquired fund fees and expenses (expenses indirectly borne by the Fund through investments in certain pooled investment vehicles).
1	Hansberger Global Investors, Inc. (the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.00% and 1.15% of the Fund’s average daily net assets for the Institutional Class and the Advisor Class, respectively, exclusive of certain expenses such as brokerage expenses, interest expense, taxes, acquired fund fees and expenses and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2014, and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.00% and 1.15% of the Fund’s average daily net assets for Institutional Class and Advisor Class shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were reimbursed.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example for Advisor Class shares is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. The example for the Institutional Class shares is based on Total Annual Fund Operating Expenses for all periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$91	$284	$493	$1,096
Advisor Class	$118	$432	$769	$1,721

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

1

INTERNATIONAL GROWTH FUND

INVESTMENTS, RISKS AND PERFORMANCE

The Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily (at least 80% of total assets, not including the cash position of the Fund) in the equity securities (including common stock, preferred stock and convertible securities) of companies organized or located outside of the U.S. Even though these companies are based outside of the U.S., their securities may be traded on U.S. securities markets and the Fund may purchase these securities. The Fund will invest in at least three different countries and generally expects to be invested in more than three countries, including countries considered to be emerging market countries. The Fund anticipates that it will invest primarily in common stock, though the balance of its equity holdings may vary. The Fund may also invest in warrants or rights to subscribe to or purchase equity securities, and sponsored or unsponsored American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and other depositary receipts. The Fund may also invest in securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”).

The Adviser anticipates following a flexible investment policy that will allow it to select those investments that it believes are best suited to achieve the Fund’s investment objective over the long term. The Adviser uses a disciplined, long-term approach to international investing. The Adviser focuses primarily on identifying successful companies that have favorable anticipated long-term growth prospects. Securities are selected for the Fund’s portfolio on the basis of fundamental company-by-company analysis. The buy and sell decisions are based on a decision framework which has a common set of investment decision criteria. These criteria encompass, among other factors: positive relative fundamentals, attractive valuation, relative performance and expected return. Portfolio holdings are monitored for possible sale on an ongoing basis. Although the Fund invests primarily in mid to large cap companies, there are no limitations on the size of the companies in which the Fund may invest.

The Adviser will also consider other factors in making portfolio investment decisions, including country and political risks, and economic and market conditions. The Adviser seeks to broaden the scope and increase the effectiveness of this fundamental analysis by searching for successful companies in many countries around the world. This global search provides the Adviser with more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of companies with favorable long-term prospects.

Principal Risks

The principal risks of investing in the Fund are summarized below. The Fund is appropriate for long-term investors who seek exposure to global markets and are comfortable with the risks described below. The Fund does not represent a complete investment program. You may lose money if you invest in the Fund.

Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. The Adviser generally chooses not to hedge against the fund’s currency exposure.

Emerging Markets Risk: Emerging market countries are countries that MSCI classifies as emerging or frontier markets. Investing in emerging market companies, which may be smaller and have shorter operating histories than companies in more developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in more developed foreign markets. The extent of economic development, political stability, market depth and oversight, infrastructure, capitalization, accounting standards and transparency, and regulatory oversight in emerging markets countries is generally less than in more developed markets. As a result, there will tend to be an increased risk of price volatility in a Fund’s investments in securities of issuers organized or located in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Growth Investment Risk: Growth investing attempts to identify companies that the Adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.

2

INTERNATIONAL GROWTH FUND

International Investing Risk: Investing in foreign countries poses distinct risks since political or economic upheaval or unrest, natural disasters and government action or inaction unique to a country or region could affect those markets and their issuers. Although these events will not necessarily affect the U.S. economy or similar issuers located in the U.S., they may affect a fund that invests its assets in the securities of issuers organized or located outside of the U.S. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a fund’s investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of a security in an issuer’s home country. Also, securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically and may subject the Fund to greater credit risk and information risk.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or time. A lack of liquidity also may cause the value of investments to decline. Securities acquired in a private placement, such as Rule 144A securities, generally are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most advantageous time or price. Illiquid investments also may be difficult to value.

Management Risk: Investing in the Fund involves risks, and there is no guarantee that the Fund will achieve its investment goal. The Adviser makes judgments about several factors, including economic conditions, with respect to each investment it makes on behalf of the Fund, but these judgments may not anticipate actual market movements or the impact of economic conditions on issuers and may lead to substantial losses.

Price Volatility Risk: The value of the securities the Fund holds changes daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. A decline in the price of securities held by the Fund could cause a decline in the Fund’s share price, and the extent of any decline will be impacted by how widely the Fund’s holdings are diversified in addition to the extent of the decline of the price of the securities.

Risk/Return Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and life-of-fund periods compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Total Returns for Institutional Class Shares

3

INTERNATIONAL GROWTH FUND

Best Quarter	Worst Quarter
31.66%	-27.14%
second quarter	fourth quarter
2009	2008

Average Annual Total Returns (for the periods ended December 31, 2012)

	1 Year	5 Years	Since Institutional Class Inception (6/23/03)	Since Advisor Class Inception (9/13/05)
Institutional Class:
Return Before Taxes	19.37%	-4.10%	7.51%	—
Return After Taxes on Distributions	19.31%	-4.21%	7.07%	—
Return After Taxes on Distributions & Sale of Fund Shares	13.14%	-3.34%	6.61%	—
Advisor Class:
Return Before Taxes	19.01%	-4.30%	—	2.99%
MSCI ACWI ex USA	17.39%	-2.44%	9.36%	4.78%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through a tax-deferred arrangement, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for the Advisor Class of the Fund will vary. The Return After Taxes on Distributions & Sale of Fund Shares for the 5-year period exceeds the Return Before Taxes due to an assumed tax benefit from the pass-through of foreign tax credits and from losses on a sale of Fund shares at the end of the measurement period. Index performance reflects no deduction for fees, expenses or taxes.

MANAGEMENT

Investment Adviser

Hansberger Global Investors, Inc.

Portfolio Managers

Trevor Graham, CFA, Senior Vice President - Research, has served as co-portfolio manager of the Fund since 2004.

Barry A. Lockhart, CFA, Deputy Managing Director - Canada, has served as co-portfolio manager of the Fund since 2003.

4

INTERNATIONAL GROWTH FUND

Patrick Tan, Senior Vice President - Research, has served as co-portfolio manager of the Fund since 2003.

Thomas R.H. Tibbles, CFA, Chief Investment Officer for the International Growth Strategy and Managing Director - Canada, has served as co-portfolio manager of the Fund since 2003.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $1,000,000 in the Institutional Class or $2,500 in the Advisor Class of the Fund. To purchase additional shares of the Fund, you must invest at least $100,000 in the Institutional Class and $100 in the Advisor Class. The Fund may accept investments of smaller amounts at its discretion.

The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer or financial intermediary or directly from the Fund by writing to the Fund at Hansberger International Series, P.O. Box 8030, Boston,
MA 02266-8030 or by telephone at 1-800-414-6927.

TAX INFORMATION

Fund distributions are generally taxable to you as ordinary income or capital gain, except that distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

INTERNATIONAL VALUE FUND

INVESTMENT GOAL

The Fund seeks to provide long-term capital growth.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	N/A	N/A
Other Expenses*	0.90%	1.12%
Total Annual Fund Operating Expenses	1.65%	1.87%
Fee Waiver and/or Expense Reimbursement[1]	0.53%	0.60%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.12%	1.27%

*	The expense information shown in the table above may differ from the expense information disclosed in the Fund’s financial highlights table because the financial highlights table reflects the operating expenses of the Fund and does not include acquired fund fees and expenses (expenses indirectly borne by the Fund through investments in certain pooled investment vehicles).
1	Hansberger Global Investors, Inc. (the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.10% and 1.25% of the Fund’s average daily net assets for the Institutional Class and the Advisor Class, respectively, exclusive of certain expenses such as brokerage expenses, interest expense, taxes, acquired fund fees and expenses and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2014, and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.10% and 1.25% of the Fund’s average daily net assets for Institutional Class and Advisor Class shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example for both share classes is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$114	$469	$847	$1,910
Advisor Class	$129	$530	$955	$2,141

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

6

INTERNATIONAL VA LUE FUND

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities (including common stock, preferred stock and convertible securities). Under normal market conditions, the Fund will invest more than 80% of its assets (not including the cash position of the Fund) in issuers located in at least three countries other than the U.S., including countries considered to be emerging markets countries. The Fund may also invest in warrants or rights to subscribe to or purchase equity securities, and sponsored or unsponsored American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and other depositary receipts. The Fund may also invest in securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”).

In selecting investments for the Fund, the Adviser, by engaging in its own research and by reviewing research obtained through outside sources, seeks to identify securities of companies that have a market value which the Adviser believes is less than the company’s intrinsic value based on its long-term potential. The Adviser’s portfolio investment decisions rely heavily on a fundamental analysis of securities with a long-term investment perspective. Fundamental analysis includes evaluating a company’s prospects by focusing on such factors as the quality of a company’s management, its competitive position within its industry, the financial strength of the company, the quality of its earnings and the outlook for the company’s future based on these and other similar factors. The objective of this analysis is to identify undervalued securities for the Fund, to hold them for the long term and to achieve long-term capital growth as the marketplace realizes the value of these securities over time. The Adviser will also consider other factors in making portfolio investment decisions, including country and political risks and economic and market conditions.

The Adviser seeks to broaden the scope and increase the effectiveness of this fundamental analysis by searching for undervalued securities in many countries around the world. This global search provides the Adviser with more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of undervalued securities. The Adviser generally sells a security if the Adviser’s price target is met, the company’s fundamentals change or if the Adviser believes a better investment opportunity exists.

Principal Risks

The principal risks of investing in the Fund are summarized below. The Fund is appropriate for long-term investors who seek exposure to global markets and are comfortable with the risks described below. The Fund does not represent a complete investment program. You may lose money if you invest in the Fund.

Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. The Adviser generally chooses not to hedge against the fund’s currency exposure.

Emerging Markets Risk: Emerging market countries are countries that MSCI classifies as emerging or frontier markets. Investing in emerging market companies, which may be smaller and have shorter operating histories than companies in more developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in more developed foreign markets. The extent of economic development, political stability, market depth and oversight, infrastructure, capitalization, accounting standards and transparency, and regulatory oversight in emerging markets countries is generally less than in more developed markets. As a result, there will tend to be an increased risk of price volatility in a Fund’s investments in securities of issuers organized or located in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

7

INTERNATIONAL VALUE FUND

International Investing Risk: Investing in foreign countries poses distinct risks since political or economic upheaval or unrest, natural disasters and government action or inaction unique to a country or region could affect those markets and their issuers. Although these events will not necessarily affect the U.S. economy or similar issuers located in the U.S., they may affect a fund that invests its assets in the securities of issuers organized or located outside of the U.S. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a fund’s investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of a security in an issuer’s home country. Also, securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically and may subject the Fund to greater credit risk and information risk.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or time. A lack of liquidity also may cause the value of investments to decline. Securities acquired in a private placement, such as Rule 144A securities, generally are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most advantageous time or price. Illiquid investments also may be difficult to value.

Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such large investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses.

Management Risk: Investing in the Fund involves risks, and there is no guarantee that the Fund will achieve its investment goal. The Adviser makes judgments about several factors, including economic conditions, with respect to each investment it makes on behalf of the Fund, but these judgments may not anticipate actual market movements or the impact of economic conditions on issuers and may lead to substantial losses.

Price Volatility Risk: The value of the securities the Fund holds changes daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. A decline in the price of securities held by the Fund could cause a decline in the Fund’s share price, and the extent of any decline will be impacted by how widely the Fund’s holdings are diversified in addition to the extent of the decline of the price of the securities.

Value Investment Risk: Value investing attempts to identify companies that, according to the Adviser’s estimate of their true worth, are undervalued. The Adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the Adviser if other investors fail to recognize the company’s value or the factors that the Adviser believes will cause the stock price to increase do not occur.

Risk/Return Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year, ten-year and life-of-class (for Advisor Class) periods compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

8

INTERNATIONAL VALUE FUND

Total Returns for Institutional Class Shares

Best Quarter	Worst Quarter
24.77%	-24.43%
second quarter	third quarter
2009	2011

Average Annual Total Returns (for the periods ended December 31, 2012)

	1 Year	5 Years	10 Years	Since Advisor Class Inception (9/13/05)
Institutional Class:
Return Before Taxes	20.21%	-3.23%	8.93%	—
Return After Taxes on Distributions	20.15%	-3.66%	7.95%	—
Return After Taxes on Distributions & Sale of Fund Shares	13.81%	-2.52%	8.06%	—
Advisor Class:
Return Before Taxes	20.04%	-3.39%	—	3.55%
MSCI ACWI ex USA	17.39%	-2.44%	10.22%	4.78%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through a tax-deferred arrangement, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for the Advisor Class of the Fund will vary. The Return After Taxes on Distributions & Sale of Fund Shares for the 5-year period exceeds the Return Before Taxes due to an assumed tax benefit from the pass-through of foreign tax credits and from losses on a sale of Fund shares at the end of the measurement period. Index performance reflects no deduction for fees, expenses or taxes.

MANAGEMENT

Investment Adviser

Hansberger Global Investors, Inc.

Portfolio Managers

Ronald W. Holt, Jr., CFA, President, Chief Executive Officer and Chief Investment Officer for the Value team, has served as co-portfolio manager of the Fund since 2001.

9

INTERNATIONAL VALUE FUND

Moira McLachlan, CFA, Senior Vice President - Research, has served as a co-portfolio manager of the Fund since 2011.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $1,000,000 in the Institutional Class or $2,500 in the Advisor Class of the Fund. To purchase additional shares of the Fund, you must invest at least $100,000 in the Institutional Class and $100 in the Advisor Class. The Fund may accept investments of smaller amounts at its discretion.

The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer or financial intermediary or directly from the Fund by writing to the Fund at Hansberger International Series, P.O. Box 8030, Boston,
MA 02266-8030 or by telephone at 1-800-414-6927.

TAX INFORMATION

Fund distributions are generally taxable to you as ordinary income or capital gain, except that distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10

MORE INFORMATION ABOUT INVESTMENT STRATEGIES

International Growth Fund

Investment Objective: The Fund seeks to provide high long-term total return. The Fund’s investment objective may be changed without shareholder approval. The Fund will provide prior written notice to shareholders before changing the investment objective.

Principal Investment Strategies: The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its total assets, not including the cash position of the Fund) in the equity securities (including common stock, preferred stock and convertible securities) of companies organized and located outside of the U.S. Even though these companies are based outside of the U.S., their securities may be traded on U.S. securities markets and the Fund may purchase these securities. The Fund will invest in at least three different countries and generally expects to be invested in more than three countries, including countries considered to be emerging markets countries. The Fund anticipates that it will invest primarily in common stock, though the balance of its equity holdings may vary. The Fund may also invest in warrants or rights to subscribe to or purchase equity securities, and sponsored or unsponsored American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and other depositary receipts. The Fund may also invest in securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”).

The Adviser anticipates following a flexible investment policy that will allow it to select those investments that it believes are best suited to achieve the Fund’s investment objective over the long-term. The Adviser uses a disciplined, long-term approach to international investing. The Adviser focuses primarily on identifying successful companies that have favorable anticipated long-term growth prospects. Securities are selected for the Fund’s portfolio on the basis of fundamental company-by-company analysis. The buy and sell decisions are based on a decision framework which has a common set of investment decision criteria. These criteria encompass, among other factors: positive relative fundamentals, attractive valuation, relative performance and expected return. Portfolio holdings are monitored for possible sale on an ongoing basis. Although the Fund invests primarily in mid to large cap companies, there are no limitations on the size of the companies in which the Fund may invest.

The Adviser will also consider other factors in making portfolio investment decisions, including country and political risks, and economic and market conditions. The Adviser seeks to broaden the scope and increase the effectiveness of this fundamental analysis by searching for successful companies in many countries around the world. This global search provides the Adviser with more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of companies with favorable long-term prospects.

International Value Fund

Investment Objective: The Fund seeks to provide long-term capital growth. The Fund’s investment objective may be changed without shareholder approval. The Fund will provide prior written notice to shareholders before changing the investment objective.

Principal Investment Strategies: The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of securities (common stock, preferred stock and convertible securities) of companies and governments domiciled outside the U.S., which the Adviser believes are undervalued. Under normal market conditions, the Fund will invest more than 80% of its assets (not including the cash position of the Fund) in issuers located in at least three countries other than the U.S., including countries considered to be emerging markets countries. The Fund may also invest in warrants or rights to subscribe to or purchase equity securities, and sponsored or unsponsored American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and other depositary receipts. The Fund may also invest in securities issued pursuant Rule 144A under the Securities Act of 1933 (“Rule 144A securities”).

11

In selecting investments for the Fund, the Adviser, by engaging in its own research and by reviewing research obtained through outside sources, seeks to identify securities of companies that have a market value which the Adviser believes is less than the company’s intrinsic value based on its long-term potential. The Adviser’s portfolio investment decisions rely heavily on a fundamental analysis of securities with a long-term investment perspective. Fundamental analysis includes evaluating a company’s prospects by focusing on such factors as the quality of a company’s management, its competitive position within its industry, the financial strength of the company, the quality of its earnings and the outlook for the company’s future based on these and other similar factors. The objective of this analysis is to identify undervalued securities for the Fund, to hold them for the long term and to achieve long-term capital growth as the marketplace realizes the value of these securities over time. The Adviser will also consider other factors in making portfolio investment decisions, including country and political risks and economic and market conditions.

The Adviser seeks to broaden the scope and increase the effectiveness of this fundamental analysis by searching for undervalued securities in many countries around the world. This global search provides the Adviser with more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of undervalued securities. The Adviser generally sells a security if the Adviser’s price target is met, the company’s fundamentals change or if the Adviser believes a better investment opportunity exists.

THE FUNDS’ OTHER INVESTMENTS

Temporary Defensive Measures

The investments and strategies described throughout this Prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Funds’ objectives. The Funds will do so only if the Adviser believes that the risk of loss outweighs the opportunity for gains or income.

Securities Lending

Each Fund may lend a portion of its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Policies and Techniques” in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned and a Fund will also receive a fee or interest on the collateral. These fees or interest are income to each Fund, although each Fund often must share the income with the securities lending agent and/or the borrower. Securities lending involves, among other risks, the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

In addition, any investment of cash is generally at the sole risk of the Funds. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Funds’ risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Funds may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash, possibly requiring it to liquidate other portfolio securities to satisfy its obligations. Each Fund’s securities lending activities are implemented pursuant to policies and procedures approved by the Board of Trustees and are subject to Board oversight.

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Percentage Investment Limitations

Except as set forth in the SAI, the percentage limitations set forth in this Prospectus and the SAI apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Portfolio Holdings

A description of Hansberger International Series’ (the “Trust”) policy and procedures with respect to the circumstances under which the Trust discloses a Fund’s portfolio securities is available in the SAI.

A “snapshot” of each Fund’s investments may be found in its annual and semiannual reports. In addition, a list of each Fund’s full portfolio holdings, which is updated monthly after an aging period of at least 15 days, is available on the Funds’ website at www.hansberger.com/mutual_funds/fund_holdings.html. These holdings will remain accessible on the website until each Fund files its respective Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information.

MORE INFORMATION ABOUT RISK

International Investing

Each of the Funds invests primarily in equity securities of issuers located in foreign countries. Investment in securities of foreign issuers involves some risks different from, or in addition to, those affecting investments in securities of U.S. issuers, including:

Regulation Risk

There may be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the U.S. Accounting standards and transparency and other publicly available information about foreign issuers and economies may be limited.

Political/Economy Risk

A foreign jurisdiction might impose or change withholding taxes, exit levies or other levies on income payable or profits earned and realized in connection with foreign securities. There are risks of seizure, nationalization or expropriation of a foreign issuer or foreign deposits and adoption of foreign governmental restrictions such as capital or exchange controls. Many emerging or developing countries have less stable political and economic environments than some more developed countries.

Liquidity and Concentration Risk

Many foreign securities markets have substantially less volume than U.S. securities exchanges. Available investments in emerging markets countries may be highly concentrated in a small number of issuers, or the issuers may be unseasoned and/or have significantly smaller market capitalization than in the U.S. or more developed countries. Consequently, securities of foreign issuers may be less liquid (more difficult to sell) and more volatile than those of comparable domestic issuers.

Tax Risk

Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments.

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Currency Risk

Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. The Adviser generally chooses not to hedge each Fund’s currency exposure. The market for some or all currencies may from time to time have low trading volume and become illiquid, which may prevent a Fund from effecting a position or from promptly liquidating unfavorable positions in such markets, thus subjecting a Fund to substantial losses.

Brokerage Risk

Brokerage commissions, custody charges and other transaction costs on foreign securities exchanges may be higher than in the U.S. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Funds.

Many countries, including developed nations and emerging markets, are faced with concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible government debt restructuring and related issues, all of which may cause the value of a Fund’s non-U.S. investments to decline.

THE INVESTMENT ADVISER

Hansberger Global Investors, Inc. is the investment adviser to the Funds. The Adviser is a wholly owned subsidiary of Hansberger Group, Inc., which is a wholly owned subsidiary of Natixis Global Asset Management, L.P. The Adviser, with principal offices at 401 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida 33301, conducts a worldwide portfolio management business that provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2012, the Adviser had approximately $5.2 billion in assets under management. See the section “Investment Adviser” in the SAI.

The Adviser provides each Fund with investment advice and portfolio management services pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) and, subject to the supervision of the Trust’s Board of Trustees, makes each Fund’s day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each Fund’s investments. Under the terms of its Advisory Agreement, each Fund pays the Adviser a monthly advisory fee, based on the Fund’s average daily net assets, at the annual rates set forth in each Fund’s Fund Summary. The percentages set forth below represent the actual amounts paid to the Adviser, including the effects of fee waivers by the Adviser, as applicable.

Fund	Advisory Fee (Year Ended 12/31/12)
International Growth Fund	0.75%
International Value Fund	0.24	%*

*	Advisory fees are net of any waiver of management fees by the Adviser.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement with respect to each Fund is available in the Trust’s semi-annual report dated June 30, 2012.

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Portfolio Management Teams

Ronald W. Holt, Jr., CFA co-manages the International Value Fund. He joined the Adviser in 1997 and serves as the President, Chief Executive Officer and Chief Investment Officer for the Value team. Prior to assuming the roles of Chief Executive Officer and initially Co-Chief Investment Officer for the Value team, Mr. Holt was President and Managing Director of Research of the Adviser. From 1991 to 1997 he was a Vice President in the Corporate and Institutional Client Group at Merrill Lynch. Mr. Holt has been granted the designation of Chartered Financial Analyst.

Thomas R.H. Tibbles, CFA co-manages the International Growth Fund. He joined the Adviser in 1999 and serves as Chief Investment Officer for the International Growth Strategy and Managing Director -Canada. From 1996 to 1999 Mr. Tibbles was the Head of the Global Equity Team at Indago Capital Management in Toronto, which was an affiliate of Canada Life. Mr. Tibbles has been granted the designation of Chartered Financial Analyst.

Barry A. Lockhart, CFA co-manages the International Growth Fund. He joined the Adviser in 1999 and serves as Deputy Managing Director - Canada. Prior to joining the Adviser he served as a Senior Investment Analyst with responsibilities in the U.S., Far East, European and Latin American equity markets for Canada Life Investment Management. Mr. Lockhart also served as a Portfolio Manager of foreign equities for Indago Capital Management. Mr. Lockhart has been granted the designation of Chartered Financial Analyst.

Trevor Graham, CFA co-manages the International Growth Fund. He joined the Adviser in 2004 and serves as a Senior Vice President, Research. Prior to joining the Adviser, Mr. Graham maintained several different positions, including Portfolio Manager and Fundamental Analyst positions for Phillips, Hager & North Investment Management Ltd., where he was employed from 1996 to 2004. Mr. Graham has been granted the designation of Chartered Financial Analyst.

Patrick Tan co-manages the International Growth Fund. He joined the Adviser in 1999 and serves as a Senior Vice President, Research. From 1997 to 1999, Mr. Tan was an Analyst at Indago Capital Management in Toronto, an affiliate of Canada Life.

Moira McLachlan, CFA co-manages the International Value Fund. She joined the Adviser in 2004 and serves as Senior Vice President — Research. From 1996 to 2004, she was a research analyst and portfolio manager at Mackenzie Investment Management. Ms. McLachlan has been granted the designation of Chartered Financial Analyst.

The SAI provides additional information about the compensation of other accounts managed by and the ownership of Fund shares by members of the portfolio management teams.

OTHER PAYMENTS TO THIRD PARTIES

The Funds may make payments to financial intermediaries that provide shareholder services to shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents to compensate those intermediaries for services they provide to such shareholders, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing (“recordkeeping and processing-related services”). The actual payments, and the services provided, vary from firm to firm. These fees are paid by the Funds in light of the fact that other costs may be avoided by the Funds where the intermediary, not the Funds’ service providers, provides services to Fund shareholders.

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The Funds’ distributor (the “Distributor”), the Funds’ Adviser and each of their respective affiliates may, out of their own resources, which generally come directly or indirectly from fees paid by the Funds, make payments to certain dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Adviser and/or Distributor. Payments may vary based on sales, the amount of assets a dealer’s or intermediary’s clients have invested in the Funds and other factors. These payments may also take the form of sponsorship of seminars or informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and processing-related services to financial intermediaries that sell Fund shares. These payments may be in addition to payments made by the Funds for similar services.

The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular fund or share class over other mutual funds or share classes. Additionally, these payments may result in the Funds’ receiving certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments, including placement on a sales list, including a preferred or select sales list, or in other sales programs. These payments, which are in addition to any amounts you may pay your dealer or other financial intermediary, may create potential conflicts of interest between an investor and a dealer or other financial intermediary who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial representative and review carefully any disclosure by the dealer or other financial intermediary as to what monies it receives from mutual funds and their advisers and distributors, as well as how your financial representative is compensated. Please see the section “Other Purchase Information” in this Prospectus and the SAI for additional information about payments made by the Distributor and its affiliates to dealers and intermediaries. Please also contact your dealer or financial intermediary for details about payments it may receive.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

You may purchase, sell (redeem) and exchange shares of each Fund on any day when the New York Stock Exchange (“NYSE”) is open for business (a “business day”). The Funds have authorized one or more brokers to accept orders to buy or sell shares of the Funds. Authorized brokers may designate other intermediaries to accept purchase or redemption orders on the Funds’ behalf. When an authorized intermediary accepts an order in proper form, the order is considered to be received by the Funds. The purchase price of shares is a Fund’s net asset value per share next determined after receipt of your purchase order, plus any applicable transaction fee; the amount of any transaction fee is deducted from the total amount of your investment, and the remaining amount of your investment is invested in Fund shares. The redemption price of shares is a Fund’s net asset value per share next determined after receipt of your redemption request in good order, less any applicable transaction fee. Each Fund’s net asset value per share is determined on each business day at the close of trading of the NYSE (generally 4:00 p.m., Eastern Time). The Trust reserves the right to refuse any order for purchase of shares.

How the Funds Calculate Net Asset Value (“NAV”)

“Net asset value” is the price of one share of a Fund without taking into account any sales charge, and is calculated each business day using this formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The NAV of Fund shares is determined pursuant to policies and procedures approved by the Fund’s Board of Trustees, as summarized below:

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•

A share’s NAV is determined at the close of regular trading on the NYSE on the days the NYSE is open for trading. This is normally 4:00 p.m., Eastern time. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. See the section “Net Asset Value” in the SAI for more details.

•

The price you pay for purchasing, redeeming or exchanging a share will be based upon the NAV next calculated after your order is received by the transfer agent, Boston Financial Data Services, Inc., “in good order” (meaning that the order is complete and contains all necessary information).[1]

•

Requests received by the Funds after the NYSE closes will be processed based upon the NAV determined at the close of regular trading on the next day that the NYSE is open. If the transfer agent receives the order in good order prior to market close (normally 4:00 p.m., Eastern time) the shareholder will receive that day’s NAV. Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the Fund determines its NAV and transmitted to the transfer agent prior to market open on the next business day are processed at the NAV determined on the day the order was received by your investment dealer. Please contact your investment dealer to determine whether it has entered into such a contractual agreement. If your investment dealer has not entered into such a contractual agreement, your order will be processed at the NAV next determined after your investment dealer submits the order to the Fund.

•	A Fund that invests in foreign securities may have NAV changes on days when you cannot buy or sell its shares.

[1]	Please see the sections “Purchasing, Selling and Exchanging Fund Shares” and “How to Purchase Fund Shares,” which provide additional information regarding who can receive a purchase order.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may send your order by mail as described in the sections “How to Purchase Fund Shares” and “How to Sell Your Fund Shares.”

Generally, Fund securities are valued as follows:

•	Equity securities—last sale price on the exchange or market where primarily traded, or if there is no reported sale during the day, the closing bid price.

•

Debt securities (other than short-term obligations)—based upon evaluated bids furnished to a Fund by an independent pricing service, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders, if available, or quotations obtained from broker-dealers.

•	Short-term obligations (purchased with an original or remaining maturity of 60 days or less)—amortized cost (which approximates market value).

•

Securities traded on foreign exchanges—market price on the foreign exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security’s value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund’s NAV is calculated.

•	Swaps—market value based on prices supplied by an independent pricing service, if available, or quotations obtained from broker-dealers.

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•

Options—domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Options on futures contracts are valued using the current settlement price. International index options traded on foreign exchanges are valued at the most recent settlement price. Other exchange-traded options are valued at the average of the closing bid and ask quotations. Currency options are priced at the mid price (between the bid price and the ask price) supplied by an independent pricing service, if available. Other OTC options contracts (including currency options not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers.

•	Futures—current settlement price.

•	Forward foreign currency contracts—interpolated prices determined from information provided by an independent pricing service.

•	All other securities—fair market value as determined by the Adviser pursuant to procedures approved by the Board of Trustees.

As described above, if market prices are not readily available for a security or other investment, securities or other investments may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security or other investment in the ordinary course of business). The Funds may also value securities or other investments at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security or other investment from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Fair value pricing may require subjective determinations about the value of a security or other investment, and fair values used to determine a Fund’s net asset value may differ from quoted or published prices, or from prices that are used by others, for the same securities or other investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other investments held by a Fund.

How to Purchase Fund Shares

How to Open an Account. Each Fund is generally available for purchase in the U.S., Puerto Rico, Guam and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address (including APO and FPO address) or resident alien with a U.S. address (including APO and FPO address) and a U.S. taxpayer identification number. To open an account, you must complete an Account Registration Form and send it to the Trust, and either send in your check or arrange for a wire transfer or you may contact your financial intermediary for more information. Initial investments for the Institutional Class must be for at least $1,000,000 unless you have received a waiver from the Adviser or the Distributor. Initial investments for the Advisor Class must be for at least $2,500 unless you have received a waiver from the Adviser or the Distributor. The Adviser or the Distributor may lower investment minimums for participants in wrap-fee programs sponsored by certain broker-dealers and investment advisers and may waive investment minimums for investors investing through certain financial intermediaries. Institutional Class shares of the Funds are available to Fund trustees, former Fund trustees, employees of affiliates of the Hansberger Funds and other individuals who are affiliated with any Hansberger Fund (this also applies to any spouse, parents, siblings, grandparents, grandchildren and in-laws of those mentioned) with no initial or subsequent investment minimum. For purposes of meeting the required minimum investments, the Trust will aggregate all accounts under common ownership or control, including accounts of spouses and minor children. There is no minimum for participants in certain employer-sponsored retirement plans.

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By Check

Make your check payable to “Hansberger International Series,” and mail it with your completed and signed Account Registration Form to:

Regular Mail:	Overnight Mail:
Hansberger International Series	Boston Financial Data Services, Inc.
P.O. Box 8030	c/o Hansberger International Series
Boston, MA 02266-8030	30 Dan Road
Canton, MA 02021-2809

Checks must be drawn on U.S. banks. Third party checks, “starter” checks and credit card convenience checks are not acceptable.

By Wire

First, mail your completed and signed Account Registration Form to:

Regular Mail:	Overnight Mail:
Hansberger International Series	Boston Financial Data Services, Inc.
P.O. Box 8030	c/o Hansberger International Series
Boston, MA 02266-8030	30 Dan Road
Canton, MA 02021-2809

Second, have your bank send a Federal Funds wire or a bank wire to the Trust. Instruct your bank to wire the specified amount to the following account:

Hansberger International Series

c/o State Street Bank & Trust Co.

225 Franklin Street

Boston, MA 02110

ABA #011000028

DDA #9905-6798

FBO: Hansberger Purchase/Redemption

Ref: Fund/Account/Shareholder Name

If your account number is not available, please contact the Funds’ transfer agency at 1-800-414-6927.

Federal Funds wires cannot be made on any federal holiday restricting wire transfers, even if the NYSE is open on that day. Liability of the Funds or their agents for fraudulent or unauthorized wire instructions may be limited. See the section “Telephone Transactions” in this Prospectus.

Your bank may charge a service fee for sending a Federal Funds wire or bank wire.

By Exchange

Call the Fund at 1-800-414-6927 to request an exchange. The exchange must be for at least the minimum to open an account (or the total NAV for your account, whichever is less).

By ACH

Ask your bank or credit union whether it is a member of the ACH. Complete the “Bank Information” section on your application. If you have not signed up for the ACH system on your application, please call the Funds at 1-800-414-6927. A medallion signature guarantee may be required to add this privilege. Call the Funds to request an ACH purchase.

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Through a Dealer

Call your investment dealer or financial intermediary for information about opening or adding to an account. Dealers or financial intermediaries who sell Fund shares may also charge you a processing or service fee in connection with the purchase of Fund shares.

How to Add to Your Investment. You may purchase additional shares for your account at any time by mailing a check, by ACH, by wiring funds, or by contacting your investment dealer according to the procedures above. Your check or wire must be for at least $100,000 for the Institutional Class and $100 for the Advisor Class.

Other Purchase Information

Payment for shares of a Fund must be in U.S. dollars.

No share certificates will be issued. All shares purchased for your account will be confirmed to you and credited to your account on the Fund’s books maintained by the transfer agent.

To ensure that checks are collected, you may not redeem shares purchased by check until payment for the purchase has been received; receipt may take up to ten business days after purchase.

If an investment in the Funds is made through a broker that has executed a dealer agreement with the Trust, the Adviser or one of its affiliates may make a payment out of its own resources to such dealer. Dealers may contact the Adviser for additional information.

Investors may also purchase shares of a Fund through banks and registered broker-dealers who do not have a dealer agreement with the Funds. Those banks and broker-dealers, who make purchases for their customers, may charge a fee for such services.

The Trust reserves the right to reject any purchase order for shares if the Trust or its agents determine that accepting such order would not be in the best interest of a Fund or its existing shareholders.

Verifying Your Identity

Each Fund is required by federal regulation to obtain certain personal information from you and to use that information to verify your identity. The Funds may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

How to Sell Your Fund Shares

You may sell (“redeem”) your shares on any business day by contacting the Funds directly by mail or telephone. Your redemption proceeds may be more or less than the purchase price of your shares depending on, among other factors, the market value of the investment securities held by the Fund at the time you redeem. The sale price of each share will be the next NAV determined after the Funds’ transfer agent receives your request in good order.

By Mail

Send your redemption request to:

Regular Mail:	Overnight Mail:
Hansberger International Series	Boston Financial Data Services, Inc.
P.O. Box 8030	c/o Hansberger International Series
Boston, MA 02266-8030	30 Dan Road
Canton, MA 02021-2809

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Specify the name of your fund, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional material may be required. For more information please refer to the “Medallion Signature Guarantee” section.

By Telephone

If you have telephone transaction privileges, you can request a redemption of your shares by calling each Fund at 1-800-414-6927 prior to the close of trading on the NYSE (generally 4:00 P.M., Eastern time), to receive that day’s closing net asset value. Redemption proceeds will generally be mailed to you within three business days or wired to your bank on the next business day, although it may take longer. Redemptions by check in the amount greater than $100,000 must be done in writing.

By Exchange

Call the Fund at 1-800-414-6927 to request an exchange.

By Automated Clearing House (“ACH”)

Ask your bank or credit union whether it is a member of the ACH. Complete the “Bank Information” section on your account application. If you have not signed up for the ACH system on your application, please call the Funds at 1-800-414-6927. A medallion signature guarantee may be required to add this privilege. Call the Funds to request an ACH redemption. Proceeds will generally arrive at your bank within three business days, although it may take longer.

By Wire

Complete the bank information section on your application. Call the Funds at 1-800-414-6927 or indicate in your redemption request letter that you wish to have proceeds wired to your bank. Proceeds will generally be wired on the next business day, although it may take longer. A wire fee may be deducted from the proceeds. Your bank may also charge you a fee to receive the wire.

Through a Dealer

Call your investment dealer or financial intermediary for information. Dealers or financial intermediaries who sell Fund shares may also charge you a processing or service fee in connection with the sale of Fund shares.

Medallion Signature Guarantees

To protect your account, the Trust and its agents from fraud, medallion signature guarantees are required for certain redemptions to verify the identity of the person who has authorized a redemption from your account.

A medallion signature guarantee is not required for the following types of transactions:

•

Redemptions by wire (Institutional and Advisor Class) if banking instructions are on file with the Funds’ transfer agent and no change to your bank account information has been made within the past 30 days; or

•

Redemptions by check (Institutional and Advisor Class) for redemption requests of $100,000 or less if the proceeds are payable to the shareholder of record and are sent to the address of record on file (unless your address of record has been changed within the past 30 days).

Receiving Your Money

Normally, the Funds will send your sale proceeds within three business days after they receive your request in good order, although it may take longer. Your proceeds can be wired to a bank account or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 10 calendar days).

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Redemptions In Kind

Each Fund may, although it does not intend to do so under normal circumstances, pay redemption proceeds in whole or in part by a distribution in kind of securities held in its portfolio, in conformity with applicable U.S. Securities and Exchange Commission (“SEC”) rules.

Suspension of Your Right to Sell Your Shares

Each Fund may suspend the right of redemption or postpone payment for more than seven days when the NYSE is closed (other than a weekend/holiday) as permitted by the SEC, during an emergency as permitted by the SEC or during any other period permitted by the SEC.

Closing Small Accounts

Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem all of your shares if your redemptions cause your account value to drop below the minimum required investment. The Trust will not redeem an account whose value has dropped solely because of market reductions in net asset value. If at any time your account value does not equal or exceed the required minimum, you may be notified of this fact. You will be allowed at least 60 days to add to your investment before any involuntary redemption is processed.

How to Exchange Your Shares

You may exchange your shares of any class of any Fund in the Trust for shares of the same class of any other Fund in the Trust that has commenced operations on any business day by contacting the Trust directly by mail or telephone. When you exchange shares, you are selling your shares and buying other Fund shares. Your sale price and purchase price will be based on the NAV next calculated after the Funds receive your exchange request in good order.

Advisor Class shares of a Fund acquired by Fund trustees, former Fund trustees, employees of affiliates of the Hansberger Funds, individuals who are affiliated with any Hansberger Fund (including spouses, parents, siblings, grandparents, grandchildren and in-laws of those mentioned) and Hansberger Global Investors, Inc. and Hansberger affiliate benefit plans may be exchanged for Institutional Class shares of the same Fund.

Cost Basis Reporting

Upon the redemption or exchange of your shares in a Fund, the Fund, or, if you purchased your shares through a broker-dealer or other financial intermediary, your financial intermediary will be required to provide you and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. This cost basis reporting is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please contact the
Fund at 1-800-414-6927, or contact your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please also consult your tax adviser to determine which available cost basis method is best for you.

Restrictions on Buying, Selling and Exchanging Shares

The Funds discourage excessive short-term trading that may be detrimental to the Funds and their shareholders. Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund’s portfolio and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities or small cap securities) may also have increased exposure to these risks. The Board of Trustees has adopted the following policies to address and discourage frequent purchases and redemptions of Fund shares.

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Each Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund’s other shareholders or possibly disruptive to the management of the Fund. A shareholder whose exchange order has been rejected may still redeem its shares by submitting a redemption request as described above in the section “How to Sell Your Fund Shares.”

Limits on Frequent Trading. Excessive trading activity in a Fund is measured by the number of round trip transactions in a shareholder’s account. A round trip is defined as (1) a purchase (including a purchase by exchange) into a Fund followed by a redemption (including a redemption by exchange) of any amount out of the same Fund; or (2) a redemption (including a redemption by exchange) out of a Fund followed by a purchase (including a purchase by exchange) of any amount into the same Fund. Two round trip transactions in a single Fund within a rolling 90-day period is considered to be excessive and will constitute a violation of the Fund’s trading limitations. After the detection of a first violation, the Fund or the Distributor will issue the shareholder and his or her financial intermediary, if any, a written warning. After the detection of a second violation (i.e., two more roundtrip transactions in the Fund within a rolling 90-day period), the Fund or the Distributor will restrict the account from making subsequent purchases (including purchases by exchange) for 90 days. After the detection of a third violation, the Fund or the Distributor will permanently restrict the account and any other accounts under the shareholder’s control in any Fund from making subsequent purchases (including purchases by exchange). The above limits are applicable whether a shareholder holds shares directly with a Fund or indirectly through a financial intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or other third party. The preceding is not an exclusive description of activities that the Funds and the Distributor may consider to be excessive and, at its discretion, a Fund and the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries.

Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of your Fund shares.

This policy also does not apply with respect to shares purchased by certain funds-of-funds or similar asset allocation programs that rebalance their investments only infrequently. To be eligible for this exemption, the fund-of-funds or asset allocation program must identify itself to and receive prior written approval from a Fund or the Distributor. A Fund and the Distributor may request additional information to enable them to determine that the fund-of-funds or asset allocation program is not designed to and/or is not serving as a vehicle for disruptive short-term trading, which may include requests for (i) written assurances from the sponsor or investment manager of the fund-of-funds or asset allocation program that it enforces a Fund’s frequent trading policy on investors or another policy reasonably designed to deter disruptive short-term trading in Fund shares, and/or (ii) data regarding transactions by investors in the fund-of-funds or asset allocation program, for periods and on a frequency determined by a Fund and the Distributor, so that a Fund can monitor compliance by such investors with the trading limitations of a Fund or of the fund-of-funds or asset allocation program. Under certain circumstances, waivers to these conditions (including waivers to permit more frequent rebalancing) may be approved for programs that in the Fund’s opinion are not vehicles for market timing and are not likely to engage in abusive trading.

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in excessive short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. At its discretion, each Fund or the Distributor may, as well as an adviser to a Fund,

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may ban trading in an account if, in their judgment, a shareholder or financial intermediary has engaged in short-term transactions that while not necessarily a violation of the Funds’ stated policies on frequent trading, are harmful to a Fund or its shareholders. A Fund and the Distributor also reserve the right to notify financial intermediaries of the shareholder’s trading activity.

Accounts Held by Financial Intermediaries. The ability of a Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary maintains a record of a Fund’s underlying beneficial owners. In general, each Fund and the Distributor will review trading activity at the omnibus account level. If a Fund and the Distributor detect suspicious activity, they may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to determine whether such shareholders have engaged in excessive short-term trading activity. If a Fund believes that a shareholder has engaged in excessive short-term trading activity in violation of the Fund’s policies through an omnibus account, the Fund will attempt to limit transactions by the underlying shareholder which engaged in such trading, although it may be unable to do so. A Fund may also limit or prohibit additional purchases of Fund shares by an intermediary. Investors should not assume a Fund will be able to detect or prevent all trading practices that may disadvantage a Fund.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although we have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions the Funds reasonably believe to be genuine. If you transact with the Funds over the telephone, you will generally bear the risk of any loss.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. The Funds generally declare and pay dividends annually. Each Fund expects to distribute all or substantially all of its net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule for making distributions as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund unless you elect to receive your distributions in cash.

If you earn more than $10 annually in taxable income from a Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year’s distributions on your U.S. federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Taxes

Please consult your tax adviser regarding your specific questions about federal, state and local income taxes. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in a Fund and does not address any non-U.S., state or local tax consequences.

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Each Fund is treated as a separate entity for U.S. federal income tax purposes. Each Fund has elected and intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that each Fund will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is timely distributed to shareholders.

Dividends from a Fund’s net investment income and net short-term capital gain are generally taxable to shareholders as ordinary income. Distributions of investment income properly reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the reduced rates applicable to long-term capital gain, provided holding period and other requirements are met. Distributions of net capital gain that are properly designated as capital gain dividends are taxable to shareholders as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates, regardless of how long shareholders have held their shares.

Effective for taxable years beginning on or after January 1, 2013, a 3.8% Medicare contribution tax is imposed on the net investment income of individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by a Fund, and net capital gains recognized on the sale, redemption or exchange of shares of a Fund.

Dividend distributions are generally taxable as described above, regardless of whether received in cash or in additional Fund shares. Each Fund sends reports annually to its shareholders regarding the federal income tax status of all distributions made during the preceding year.

Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in such month will be deemed to have been paid by the Fund and received by the shareholders on the last day of that year if the distributions are paid by the Fund at any time during the following January.

The sale, exchange or redemption of Fund shares may result in taxable gain or loss to the selling or redeeming shareholder, depending upon whether the sale or redemption proceeds exceed or are less than the shareholder’s adjusted basis in the redeemed shares. Such gain or loss will be capital gain or loss if the shareholder held the shares that were sold or redeemed as a capital asset. Whether such capital gain or loss will be long-term or short-term capital gain or loss will depend on how long the shareholder has held the shares. For tax purposes, an exchange of Fund shares for shares of a different Fund is the same as a sale.

Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized or realized but not distributed.

A Fund’s investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased. If a Fund invests more than 50% if its assets in foreign securities, it generally may elect to permit shareholders to claim a credit or deduction on their income tax returns with respect to qualifying foreign taxes paid by the Fund. Each Fund intends to be eligible and to make such an election, although there can be no assurance that the Funds will do so. In addition, a Fund’s investments in foreign securities and foreign currencies may be subject to special tax rules that have the effect of increasing or accelerating the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

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In general, dividends (other than Capital Gain Dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Please see the SAI for additional information.

The Funds are also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) if the shareholder does not furnish the Funds certain information and certifications or the shareholder is otherwise subject to backup withholding.

THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. YOU SHOULD CONSULT YOUR OWN TAX ADVISERS ABOUT THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND. The dividends and distributions you receive may be subject to federal, state, local, foreign or other applicable taxes, depending upon your tax situation. Each sale or exchange of Fund shares is a taxable event. Please see the SAI for additional information on the federal income tax consequences of an investment in a Fund.

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FINANCIAL HIGHLIGHTS

The financial highlight tables are intended to help you understand each Fund’s financial performance for the last five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the return that you would have earned (or lost) on an investment in a Fund (assuming you reinvested all of your dividends and distributions).

The information provided below has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. The Report of Independent Registered Public Accounting Firm for each such period along with each Fund’s financial statements and related notes, as well as additional performance information, are included in the annual reports to shareholders for such periods. You can obtain the most recent annual report or semi-annual report, which accompanies the SAI, at no charge by calling
1-800-414-6927.

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FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

	International Growth Fund—Institutional Class
	Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Net asset value, beginning of the period	$13.11		$16.16	$15.02	$9.97	$20.66

Income (loss) from Investment Operations:
Net investment income (a)	0.21		0.21	0.15	0.14	0.25
Net realized and unrealized gain (loss)	2.33		(3.06)	1.14	5.06	(10.52)

Total from Investment Operations	2.54		(2.85)	1.29	5.20	(10.27)

Less Distributions From:
Net investment income	(0.23)		(0.20)	(0.15)	(0.15)	(0.22)
Net realized capital gain	—		—	—	—	(0.20)

Total Distributions	(0.23)		(0.20)	(0.15)	(0.15)	(0.42)

Net asset value, end of the period	$15.42		$13.11	$16.16	$15.02	$9.97

Total return (b)	19.37%		(17.61)%	8.63%	52.20%	(50.10)%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$518,186		$548,110	$608,571	$633,958	$541,198
Net expenses (c)(d)	0.89	%(e)	0.86%	0.87%	0.88%	0.84	%(f)
Gross expenses (d)	0.89%		0.86%	0.87%	0.88%	0.86%
Net investment income (d)	1.44%		1.39%	1.05%	1.13%	1.58%
Portfolio turnover rate	47%		62%	52%	50%	69%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods of less than one year, if applicable, are not annualized.
(c)	The investment adviser and/or administrator contractually agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	Includes interest expense from bank overdraft charges of 0.01%. Without this expense the ratio of net expenses would have been 0.88%.
(f)	The investment adviser voluntarily agreed to waive its management fee and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

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FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

	International Growth Fund—Advisor Class
	Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Net asset value, beginning of the period	$13.11		$16.16	$15.01	$9.96	$20.62

Income (loss) from Investment Operations:
Net investment income (a)	0.17		0.19	0.12	0.07	0.19
Net realized and unrealized gain (loss)	2.32		(3.07)	1.15	5.12	(10.47)

Total from Investment Operations	2.49		(2.88)	1.27	5.19	(10.28)

Less Distributions From:
Net investment income	(0.18)		(0.17)	(0.12)	(0.14)	(0.18)
Net realized capital gain	—		—	—	—	(0.20)

Total Distributions	(0.18)		(0.17)	(0.12)	(0.14)	(0.38)

Net asset value, end of the period	$15.42		$13.11	$16.16	$15.01	$9.96

Total return (b)	19.01%		(17.82)%	8.44%	52.15%	(50.25)%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$4,410		$5,907	$9,398	$9,982	$1,181
Net expenses (c)(d)	1.15	%(e)	1.05%	1.10%	1.04%	1.15	%(f)(g)
Gross expenses (d)	1.45%		1.05%	1.10%	1.04%	1.17	%(f)
Net investment income (d)	1.15%		1.22%	0.83%	0.51%	1.22%
Portfolio turnover rate	47%		62%	52%	50%	69%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods of less than one year, if applicable, are not annualized.
(c)	The investment adviser and/or administrator contractually agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	Includes interest expense from bank overdraft charges of less than 0.01%.
(f)	Includes fee/expense recovery of 0.21%.
(g)	The investment adviser voluntarily agreed to waive its management fee and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

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FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

	International Value Fund—Institutional Class
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010		Year Ended December 31, 2009	Year Ended December 31, 2008
Net asset value, beginning of the period	$7.13		$9.06		$8.34		$6.18	$12.77

Income (loss) from Investment Operations:
Net investment income (a)	0.14		0.16		0.12		0.15	0.24
Net realized and unrealized gain (loss)	1.30		(1.81)		0.73		2.22	(5.45)

Total from Investment Operations	1.44		(1.65)		0.85		2.37	(5.21)

Less Distributions From:
Net investment income	(0.15)		(0.28)		(0.13)		(0.21)	(0.06)
Net realized capital gain	—		—		—		—	(1.32)

Total Distributions	(0.15)		(0.28)		(0.13)		(0.21)	(1.38)

Net asset value, end of the period	$8.42		$7.13		$9.06		$8.34	$6.18

Total return (b)	20.21%		(18.22)%		10.25%		38.28%	(43.37)%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$17,496		$14,742		$17,962		$17,917	$106,435
Net expenses (c)(d)	1.11	%(e)	1.11	%(e)	1.07	%(f)	0.97%	0.94%
Gross expenses (d)	1.64%		1.14%		1.14%		0.97%	0.94%
Net investment income (d)	1.84%		1.84%		1.48%		2.30%	2.33%
Portfolio turnover rate	36%		38%		41%		45%	69%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods of less than one year, if applicable, are not annualized.
(c)	The investment adviser and/or administrator contractually agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	Includes interest expense from bank overdraft charges of 0.01%. Without this expense the ratio of net expenses would have been 1.10%.
(f)	Effective May 1, 2010, the expense limit increased from 0.99% to 1.10%.

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FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

	International Value Fund—Advisor Class
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010		Year Ended December 31, 2009	Year Ended December 31, 2008
Net asset value, beginning of the period	$7.12		$9.03		$8.31		$6.17	$12.75

Income (loss) from Investment Operations:
Net investment income (a)	0.13		0.14		0.10		0.12	0.15
Net realized and unrealized gain (loss)	1.30		(1.80)		0.74		2.22	(5.36)

Total from Investment Operations	1.43		(1.66)		0.84		2.34	(5.21)

Less Distributions From:
Net investment income	(0.14)		(0.25)		(0.12)		(0.20)	(0.05)
Net realized capital gain	—		—		—		—	(1.32)

Total Distributions	(0.14)		(0.25)		(0.12)		(0.20)	(1.37)

Net asset value, end of the period	$8.41		$7.12		$9.03		$8.31	$6.17

Total return (b)	20.04%		(18.40)%		10.12%		38.09%	(43.50)%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$11,756		$19,273		$67,201		$78,470	$58,834
Net expenses (c)(d)	1.27	%(e)	1.25	%(f)(g)	1.22	%(h)	1.15%	1.15%
Gross expenses (d)	1.87%		1.26%		1.29%		1.17%	1.23%
Net investment income (d)	1.65%		1.66%		1.25%		1.72%	1.85%
Portfolio turnover rate	36%		38%		41%		45%	69%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods of less than one year, if applicable, are not annualized.
(c)	The investment adviser and/or administrator contractually agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	Includes interest expense from bank overdraft charges of 0.02%. Without this expense the ratio of net expenses would have been 1.25%.
(f)	Includes interest expense from bank overdraft charges of less than 0.01%.
(g)	The investment adviser voluntarily agreed to waive its management fee and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(h)	Effective May 1, 2010, the expense limit increased to 1.15% to 1.25%.

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NGAM Distribution, L.P. (“NGAM Distribution”), and other firms selling shares of the Trust are members of the Financial Industry Regulatory Authority (“FINRA”). As a service to investors, FINRA has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting FINRA at 1-800-289-9999 or by visiting its website at www.FINRA.org.

NGAM Distribution distributes the shares of the Trust. If you have a complaint concerning NGAM Distribution or any of its representatives or associated persons, please direct it to Natixis Distributors, L.P., Attn: Director of Compliance, 399 Boylston Street, Boston, MA 02116 or call us at 1-800-283-1155 extension 2828.

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If you would like more information about the Funds, the following documents are available without charge upon request.

Statement of Additional Information (SAI)

The SAI dated May 1, 2013 includes more detailed information about Hansberger International Series. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

Additional information about each Fund is available in the Trust’s annual and semi-annual reports to shareholders. In the Trust’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during the last fiscal year.

You may obtain the SAI and the annual or semi-annual report and other information about the Funds at no cost by calling
1-800-414-6927 or by visiting the Funds’ website at www.hansberger.com/ mutual_funds.

To Request Information or ask Questions:

By Telephone: Call 1-800-414-6927

By Mail: Write to the Funds at:

Hansberger International Series

P.O. Box 8030

Boston, MA 02266-8030

From the SEC: You can also obtain the SAI or the annual and semi-annual reports of, as well as other information about, Hansberger International Series from the EDGAR Database on the SEC’s website (“www.sec.gov”).* You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information call
1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: SEC’s Public Reference Section, Washington,
D.C. 20549-1520. You may also obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

*	The Funds’ Investment Company Act registration number is 811-07729.

Notice of Privacy Policies and Practices

We(1) consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customer(2). We understand the trust that our customers place in us and are committed to earning that trust well into the future.

Types of Information Gathered

We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our websites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.

How We Use the Information

We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers’ needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds’ behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.

Policies and Practices to Protect Confidential Information

Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our Internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and access control mechanisms.

(1)

For purposes of this notice the term “we” includes Hansberger International Series, NGAM Distribution, L.P., and their advisory affiliates which include NGAM Advisors, L.P., Hansberger Global Investors, Inc. and all of their successors.

(2)

For purposes of this notice, the terms “customer” or “customers” include both shareholders of mutual funds in the Hansberger International Series and individuals who provide nonpublic personal information, but do not invest in the Funds.

M-HN51-0513

STATEMENT OF ADDITIONAL INFORMATION

HANSBERGER INTERNATIONAL SERIES

401 EAST LAS OLAS BOULEVARD

SUITE 1700

FORT LAUDERDALE, FLORIDA 33301

TELEPHONE NO. 800-414-6927

Hansberger International Series (the “Trust”) is an open-end management investment company currently consisting of two series, each of which is described in this Statement of Additional Information (“SAI”): The INTERNATIONAL VALUE FUND (Institutional Class-HINTX and Advisor Class-HIVVX) and INTERNATIONAL GROWTH FUND (Institutional Class-HITGX and Advisor Class-HIGGX) (each individually referred to as a “Fund” or collectively referred to as the “Funds”). The investment adviser of each Fund is Hansberger Global Investors, Inc. (the “Adviser” or “HGI”).

This SAI is not a prospectus and should be read in conjunction with the prospectus offering shares of the International Value Fund and International Growth Fund dated May 1, 2013 as it may be amended or supplemented from time to time (the “Prospectus”). A copy of the Prospectus may be obtained without charge by writing to or calling the Trust at the address and telephone number listed above.

This SAI is dated May 1, 2013.

THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION AND THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of each Fund’s investment goals and strategies that are described in detail in the Prospectus.

Temporary Investments

Each Fund may make money market investments pending other investment or settlement for liquidity, or in adverse market conditions. These money market investments include obligations of the U.S. Government and its agencies and instrumentalities, obligations of foreign sovereignties, other debt securities, commercial paper including bank obligations, certificates of deposit (including Eurodollar certificates of deposit) and repurchase agreements.

As a temporary defensive measure, during periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, each Fund may reduce its holdings in equity and other securities and may invest up to 100% of its assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, or multicurrency units). These short-term and medium-term debt securities consist of (a) obligations of governments, agencies or instrumentalities of any member state of the Organization for Economic Cooperation and Development (“OECD”); (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of banks organized under the laws of any member state of the OECD, denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member state of the OECD meeting the Fund’s credit quality standards; and (e) repurchase agreements with banks and broker-dealers covering any of the foregoing securities. The short-term and medium-term debt securities in which a Fund may invest for temporary defensive purposes will be those that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for debt securities in most emerging countries), although even high-quality securities may go down in value and are subject to the risk of default. If rated, these securities will be rated in one of the three highest rating categories by rating services such as Moody’s Investors Service, Inc. or Standard & Poor’s Corporation (i.e., rated at least A).

Equity Securities

Each Fund may invest in equity securities. Common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities, together called “equity securities,” are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and may include common and preferred stocks, securities exercisable for, or convertible into, common or preferred stocks, such as warrants, convertible debt securities and convertible preferred stock, and other equity-like interests in an entity. Equity securities may take the form of stock in a corporation, limited partnership interests, interests in limited liability companies, depositary receipts, REITs or other trusts and other similar securities. Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event that an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and other debt securities take precedence over holders of preferred stock, whose claims take precedence over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and more risky than some other forms of investment, particularly debt securities. The value of your investment in a fund that invests in equity securities may decrease, potentially by a significant amount. A Fund may invest in equity securities of companies with relatively small market capitalizations. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See “Investing in Smaller Capitalization Stocks”. A Fund’s investments may include securities traded “over-the-counter” (“OTC”) as well as those traded on a securities exchange. Some securities, particularly OTC securities may be more difficult to sell under some market conditions.

Investment Companies

Each Fund may invest in other investment companies, including exchange-traded funds. Investment companies, including companies such as “iShares,” “SPDRs” and “VIPERs,” are essentially pools of securities. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as investment advisory fees and operating expenses. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company’s portfolio. In other circumstances, the market value of an investment company’s shares may be less than the NAV per share of the investment company. As an investor in another investment company, a Fund will bear its ratable share of the investment company’s expenses, including advisory fees, and the Fund’s shareholders will bear such expenses indirectly, in addition to similar fees and expenses of the Fund.

Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a Fund’s adviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. In addition, it may be efficient for a Fund to gain exposure to particular market segments by investing in shares of one or more investment companies.

Exchange-Traded Funds. Each Fund may invest in shares of exchange-traded funds (“ETFs”). An ETF is an investment company that is generally registered under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) that holds a portfolio of securities designed to track the performance of a particular index. The index may be actively managed. ETFs sell and redeem their shares at NAV in large blocks (typically 50,000 of its shares or more) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. ETFs sometimes also refer to non-Regulated Investment Companies (“RICs”) that invest directly in commodities or other assets (e.g., gold bullion). An ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held.

Illiquid and Restricted Securities

Each Fund may invest in securities that are neither listed on a stock exchange nor traded over the counter (“OTC”), including privately placed securities. These securities may present a higher degree of business and financial risk, which can result in substantial losses. In the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what the Fund may consider the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to disclosure and other investor protection requirements that might apply if their securities were publicly traded. If such securities are required to be registered under the U.S. securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the costs of registration. As a general matter, each Fund may not invest more than 15% of its net assets in illiquid securities. Securities will generally be considered “illiquid” if such securities cannot be disposed of within seven days in the ordinary course of business at approximately the price at which a Fund has valued the securities. In addition, a Fund may generally not invest more than 10% of its total assets in securities that are restricted from sale to the public without registration (“Restricted Securities”) under the U.S. Securities Act of 1933, as amended (the “1933 Act”). Securities whose disposition is restricted by federal securities laws may be considered illiquid. Subject to these limits, however, a Fund may invest up to 25% of its total assets in Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act (“144A Securities”). Rule 144A securities are treated as illiquid, unless the Adviser has determined, under guidelines established by the Board of Trustees (the “Board”), that the particular issue is liquid.

Restricted Securities may be sold only in privately negotiated transactions or in a public offering under an effective registration statement under the 1933 Act. If registration becomes necessary, the Fund may have to pay all or part of the registration costs; in addition, considerable time may elapse between the Fund’s decision to sell and the time it may be permitted to sell a security under an effective registration statement. If adverse market conditions develop during such a period, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted Securities will be priced at fair value, determined in good faith by the Adviser and reported to the Board.

Assets used as cover for OTC options written by a Fund will be considered illiquid unless such options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the OTC option.

Short Sales

In short sales transactions, the Fund sells a security it may not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund borrows the security to make delivery to the buyer. In closing out its short position, the Fund is obligated to replace the security so borrowed either by delivering the security that it holds in its portfolio or by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which may result in a loss or gain, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale. In addition, in a “naked” short sale, the seller does not borrow or arrange to borrow the securities in time to make delivery to the buyer.

While a short sale is made by selling a security the seller does not own, a Fund may also sell securities short “against the box,” that is: (1) enter into short sales of securities that they currently own or have the right to acquire through the conversion or exchange of other securities that they own without additional consideration; and (2) enter into arrangements with the broker-dealers through which such securities are sold short to receive income with respect to the proceeds of short sales during the period the Funds’ short positions remain open.

In a short sale against the box, a Fund does not deliver from its portfolio securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must designate on its records or deposit and continuously maintain in a separate account with the Fund’s custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. A Fund may also close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

Short sales against the box may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend on the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit linked instruments and swap contracts.

Risks. Short sale transactions involve certain risks. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in the Fund will fluctuate in response to movements in the market. Fund performance also will depend on the effectiveness of the Adviser’s research and the management team’s investment decisions. In addition, as noted above, in a short sell that is not against the box, the risk of loss is potentially unlimited.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a short-term capital gain.

Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”), may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of each Fund’s assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and designated or segregated in connection with short sales.

Short sales also involve other costs. The Fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, interest or expenses the Fund may be required to pay in connection with the short sale. Until the Fund closes the short position, it will earmark and reserve Fund assets, in cash or liquid securities, to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

Debt Obligations: General

Each Fund may invest in debt obligations with any rating or without a rating. Issuers of debt obligations are contractually obliged to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) allow the issuer to redeem or “call” a bond before its maturity. Issuers are most likely to call debt when interest rates are falling.

Price Volatility. The market value of debt generally varies inversely to changes in interest rates; when interest rates decline, a debt obligation’s price usually rises, and when interest rates rise, a debt obligation’s price usually declines.

Maturity. In general, the longer the maturity of a debt obligation, the higher its yield and the more sensitive it is to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. “Commercial paper” is generally considered the shortest form of debt, and “bond” generally refers to securities with maturities over two years. Bonds with maturities of three years or less are considered short-term, bonds with maturities between three and seven years are considered intermediate-term, and bonds with maturities greater than seven years are considered long-term.

Credit Quality. The value of debt may also be affected by changes in the issuer’s credit rating or financial condition. Lower quality ratings indicate a higher degree of risk as to payment of interest and return of principal. To compensate investors for taking on increased risk, issuers considered less creditworthy generally must offer investors higher interest rates than issuers with better credit ratings.

In conducting its credit research and analysis, the Adviser considers both qualitative and quantitative factors to evaluate creditworthiness of individual issuers. The Adviser also relies, in part, on credit ratings compiled by a number of rating organizations. See the “RATINGS APPENDIX” set forth in the back of this SAI.

Lending of Portfolio Securities

Each Fund is authorized to lend up to 33 1/3% of the total market value of its portfolio securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. Any such loan must be fully secured; however, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially.

In determining whether to lend securities to a particular investor, the Adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the borrower’s creditworthiness. The borrower must maintain collateral with the custodian, either in cash, money market instruments, or a letter of credit, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends or other income, determined on a daily basis and adjusted accordingly.

Each Fund will retain authority to terminate any loan of its portfolio securities at any time. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on cash or money market instruments held as collateral. On any loan, a Fund will receive reasonable interest or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned.

The Fund generally will retain, subject to foreign laws and regulations, record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Fund’s interest.

These lending transactions must be fully collateralized at all times, but involve some credit risk to the Funds if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Funds are delayed in or prevented from recovering the collateral. In addition, any investment of cash collateral is generally at the sole risk of each Fund. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash.

Depositary Receipts

Each Fund may invest in sponsored or unsponsored depositary receipts and other similar instruments, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”). Depositary Receipts are typically issued by a financial institution (“depository”) and evidence ownership interests in a security or a pool of securities (“underlying securities”) that have been deposited with the depository. In ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. In other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other Depositary Receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the United States. While the two types of Depositary Receipt facilities (“unsponsored” or “sponsored”) are similar, there are differences regarding holders’ rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; therefore, less information about the issuer of the underlying equity securities may be available and the price may be more volatile than in the case of sponsored depositary receipts. Typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored Depositary Receipts generally bear all the costs of the facility for an unsponsored Depositary Receipt. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to Depositary Receipt holders with respect to the underlying securities.

Sponsored Depositary Receipt facilities are generally created in the same manner as unsponsored facilities, except that sponsored Depositary Receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository and the Depositary Receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the Depositary Receipts (such as dividend payment fees of the depository); although most sponsored Depositary Receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored Depositary Receipts agree to distribute notices of shareholder meetings, voting instructions and other shareholder communications and information to the Depositary Receipt holders at the underlying issuer’s request.

For purposes of a Fund’s investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities. Thus, a Depositary Receipt representing ownership of common stock will be treated as common stock, and the status of the underlying issuer will be used for determining the geographic location of the issuer. All Depositary Receipts, including those denominated in U.S. dollars, will be subject to foreign currency risk. See the section “Foreign Currency Transactions.”

Because the Funds may invest in depositary receipts, changes in foreign economies and political climates are more likely to affect the Funds than a mutual fund that invests exclusively in U.S. companies. There may also be less government supervision of foreign markets resulting in non-uniform accounting practices and less publicly available information. If a Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on the Fund than a fund that is not over-weighted in that region.

Sovereign Debt

Each Fund may invest in sovereign debt, which may trade at a substantial discount from face value. The Fund may hold and trade sovereign debt of emerging market countries in appropriate circumstances and participate in debt conversion programs. Emerging country sovereign debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature. The issuer or governmental authorities that control sovereign debt repayment (“sovereign debtors”) may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy towards the International Monetary Fund (the “IMF”) and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor’s implementation of economic reforms or economic performance and the timely service of the debtor’s obligations. The sovereign debtor’s failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor’s ability or willingness to timely service its debts. In certain instances, a Fund may invest in sovereign debt that is in default as to payments of principal or interest. A Fund holding non-performing sovereign debt may incur additional expenses in connection with any restructuring of the issuer’s obligations or in otherwise enforcing its rights thereunder.

Supranational Entities

The Funds may invest in securities issued by supranational entities, such as the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank. The governmental members of these supranational entities are “stockholders” that typically make capital contributions to support or promote such entities’ economic reconstruction or development activities and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supranational entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent governments will be able or willing to honor their commitments to those entities, with the result that the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described in the section “Foreign Currency Transactions.”

Derivative Instruments

General Description. Each Fund may invest in a variety of derivative instruments, including structured notes, swaps, options, futures contracts (sometimes referred to as “futures”), options on futures contacts, and forward contracts to hedge its other investments, or for risk management.

The use of these instruments is subject to regulation by the Securities and Exchange Commission (“SEC”), options and futures exchanges upon which the instruments may be traded, the U.S. Commodity Futures Trading Commission (“CFTC”) and state regulatory authorities. In addition, the Fund’s ability to use these instruments will be limited by tax considerations.

In addition to the investments and techniques described below and in the Prospectus, the Adviser may use additional instruments and other hedging techniques as they become available, to the extent that they are consistent with a Fund’s investment limitations and applicable regulations.

Asset Segregation and Coverage.

A Fund will segregate with its custodian or otherwise designate on its records liquid assets in an amount the Fund believes to be adequate to ensure that it has sufficient liquid assets to meet its obligations under its derivatives contracts, or a Fund may engage in other measures to “cover” its obligations with respect to such transactions. The amounts that are segregated or designated may be based on the notional value of the derivative or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. A Fund may segregate amounts in addition to the amounts described above. In certain circumstances, a Fund may enter into an offsetting position rather than segregating or designating liquid assets (e.g., a Fund may cover a written put option with a purchased put option with the same or higher exercise price). Although a Fund’s Adviser will attempt to ensure that the Fund has sufficient liquid assets to cover its obligations under its derivative contracts, it is possible that the Fund’s liquid assets may be insufficient to support such obligations under its derivatives positions. A Fund may modify its asset segregation policies from time to time.

Special Risks of These Instruments. Derivative instruments present special considerations and risks. Risks pertaining to particular individual instruments are described in the following sections.

First, successful use of these instruments depends on the Adviser’s ability to predict movements in the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Second, correlation between the price movements of a hedging instrument and the price movements of the investment being hedged may be imperfect or even nonexistent. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Imperfect correlation could be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of any hedge using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the hedged investments.

Third, while successful hedging strategies can reduce the risk of loss, they can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Adviser projected a decline in the price of a portfolio security, but the price of that security increased, the Fund’s gain from that increase could be offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the hedged security, the Fund could suffer a loss.

Fourth, if a Fund is unable to close out its positions in derivative instruments, assets maintained as “cover” might be required to continue to be maintained until the hedge position expired or matured. The requirements might impair the Fund’s ability to sell a portfolio security at an advantageous time. A Fund’s ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to the transaction to close out the position. There is no assurance that any hedging position can be closed out at a time and price favorable to the Fund.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, difficulties in valuation, leverage risk and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if they had not been used. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in the bankruptcy of the institution. Although the Adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce a Fund’s net asset value, and possibly income, and the losses may be significantly greater than if derivatives had not been used. The degree of a Fund’s use of derivatives may be limited by certain provisions of the Code. When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

Risk of Potential Government Regulation of Derivatives.

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment goals. It is impossible to fully predict the effects of legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or completely restrict the ability of a Fund to use these instruments as a part of its strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010) sets forth a new legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions. Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. Other provisions would expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and could require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which many provisions of the Dodd-Frank Act must be implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any of the Funds. However, it is expected that swap dealers, major market participants and swap counterparties will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements, including capital and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Other Derivatives: Future Developments

The discussion herein relates to the Funds’ proposed use of certain types of derivatives currently available. However, the Funds are not limited to the transactions described herein. In addition, the relevant markets and related regulations are constantly changing and, in the future, the Funds may use derivatives not currently available or widely in use.

The Funds are operated by a person who has claimed an exclusion from the definition of commodity pool operator (a “CPO”) under the Commodity Exchange Act (the “CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC. Accordingly, neither the Funds nor the Adviser is subject to registration or regulation as a CPO under the CEA. To remain eligible for the exclusion, each of the Funds will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swap transactions. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser may be required to register as a CPO and/or “commodity trading advisor” with the CFTC with respect to that Fund. The Adviser’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect such Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion and is required to register with the CFTC as a CPO with respect to a Fund, such Fund’s expenses may increase, adversely affecting that Fund’s total return. In addition, the amendments are currently subject of a pending legal challenge seeking to invalidate the CFTC’s rulemaking. The outcome of the suit, and any resulting effect on the Funds, is uncertain at this time.

Assets used as cover or designated or segregated cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund’s assets to cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Structured Notes. Structured notes are derivatives on which the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows a Fund to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks. Structured notes are subject to the same risks as debt securities generally, as well as risks associated with the underlying index or other factor the note is intended to replicate or provide exposure to.

Swaps, Caps, Collars and Floors. Each Fund may enter into various types of privately negotiated or OTC derivatives transactions, including swap transactions (“Swaps”), caps (“Caps”), floors (“Floors”), collars (“Collars”), similar transactions and related options. A Swap is a privately-negotiated derivatives contract in which two parties agree, on specified payment dates, to make or exchange payments calculated by reference to a specified rate, index or asset and an agreed “notional amount.” Some common examples of underlying rates, indices and assets include: the market value of a single equity or debt security, a group or “basket” of securities or a stock or fixed income index; fixed and floating interest rates; foreign currency exchange rates; and various commodity prices or indices. For example, a Fund may enter into an equity Swap on the value of a single common stock. The Swap is a separate contract that does not require ownership of the underlying stock. In the Swap, the Fund will agree with a swap dealer to make payments based upon changes in the value of the stock. For example, on a specified payment date, if the value of the stock has increased, one party (such as the Fund) will receive a payment equal to the amount of that increase for the time period involved and the notional number of shares, as well as receiving equivalent payments after any distribution of a dividend on the security and perhaps making certain interest-like payments on specified dates. If the value of the stock has decreased, then rather than receiving a payment, the first party (such as the Fund, in this example) would be obligated to make a payment to the other party to the Swap. The Fund can take either position in the Swap; that is, the Fund may be the party that receives a payment following an increase in value and pays following a decrease or vice versa. In some cases, the Fund may also make or receive additional payments on the effective date and/or termination date of the Swap. Swaps are very flexible financing tools whose terms can be negotiated between the parties.

The Funds may enter into various Swaps that may be based upon the value of various debt and equity securities, baskets or indices. One example of a situation in which a Fund may use an equity swap is to mimic some of the benefits of ownership of “local shares” in a country in which the Fund, as a foreigner, is prohibited from owning local shares. The terms of the Swaps actually entered by the Fund may vary from the typical example described here. In addition, the Funds may also enter into interest-rate and currency Swaps. Both interest rate and currency Swaps involve exchanges or payment streams. In the case of interest rate Swaps, the notional amount is used to calculate the size of the payments, but generally is not exchanged; in certain currency Swaps, payment of the entire notional amount in the two applicable currencies may be exchanged by the parties on the effective date of the Swap and in some cases a reverse exchange may be made on the termination date.

In addition to Swaps, the Funds may enter into Caps, Floors, and Collars relating to securities, interest rates or currencies. In a Cap or Floor, the buyer pays a premium (which is generally, but not always a single up-front amount) for the right to receive payments from the other party if, on specified payment dates, the applicable rate, index or asset is greater than (in the case of a Cap) or less than (in the case of a Floor) an agreed level, for the period involved and the applicable notional amount. A Collar is a combination instrument in which the same party buys a Cap and sells a Floor. Depending upon the terms of the Cap and Floor comprising the Collar, the premiums will partially or entirely offset each other. The notional amount of a Cap, Collar or Floor is used to calculate payments, but is not itself exchanged. The Funds may be both buyers and sellers of these instruments. In addition, the Funds may engage in combinations of put and call options on securities (also commonly known as Collars), which may involve physical delivery of securities. Puts, calls, and Collars are described in more detail under “Options.” Like Swaps, Caps, Floors and Collars are very flexible products. The terms of the transactions entered by the Funds may vary from the typical examples described here.

The Funds may enter into these OTC derivative transactions with a number of dealers, generally using standard forms of master agreement documentation customized to suit the needs and circumstances of the Funds and the dealers. These instruments are not traded on an organized exchange or, generally speaking, through a clearinghouse. Because they are privately negotiated bilateral contracts, in each case, the Fund and the dealer are each exposed to the credit risk that the other party will not meet its obligations. This risk will be greater with some derivative transactions than others, depending upon the nature, size and terms of the transaction, as well as the creditworthiness of the dealer. The size of a Fund’s potential loss upon default by the dealer or by the Fund itself is primarily related to the market value of the transactions at the time of the default; since markets move both up and down, it is also possible that the Fund could realize a gain. Consistent with market practices, the Funds will generally make and receive payments on a net basis and will, to the extent feasible, document Swaps, Caps, Floors and Collars with a single dealer under a single master agreement to obtain the risk-reduction and other benefits, where permitted by applicable law, of netting upon default or other early termination. Events of default, other termination events, damage calculations and remedies are among the legal terms specified in the documentation.

To the extent that these Swaps, Caps, Floors, and Collars are entered into for hedging purposes or are appropriately covered by entering into offsetting transactions or the Adviser designated sufficient liquid assets against obligations (as described above under “Asset Segregation and Coverage”), the Adviser believes such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

The OTC derivatives markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized documentation. As a result, these markets have become increasingly liquid. Different product and geographic segments of these markets have developed at different rates and are subject to different risks. As a result, both the liquidity and the risks associated with individual derivative transactions will vary greatly.

The use of OTC derivatives is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary Fund securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Funds would be less favorable than it would have been if this investment technique were not used.

Options. Each Fund may also write (i.e., sell) covered put options. The writer of a put incurs an obligation to buy the security underlying the option from the purchaser of the put at the exercise price at any time on or before the termination date, at the purchaser’s election (certain options a Fund writes will be exercisable by the purchaser only on a specific date). The Funds will write put options where the Fund maintains cash, U.S. Government securities or other liquid high-grade debt obligations equal to the exercise price of the option or if the Fund holds a put on the same underlying security with a similar or higher exercise price.

Each Fund may purchase calls to close out covered call positions or to protect against an increase in the price of a security it anticipates purchasing. The Funds may also write call options. Each Fund may purchase puts on securities that it holds only to protect itself against a decline in the value of those securities. If a Fund were to purchase a put on a security it holds, and the value of that underlying security were to fall below the exercise price of the put, in an amount greater than the premium paid for the option, the Fund would incur no additional loss. Each Fund may also purchase puts to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on each Fund’s ability to purchase call and put options.

Each Fund may also purchase put or call options on individual securities or baskets of securities. When a Fund purchases a call, it acquires the right to buy the underlying security at the exercise price on or before the termination date, and when a Fund purchases a put, it acquires the right to sell the underlying security at the exercise price on or before the termination date.

Each Fund may purchase or write put and call options on securities, indices and foreign currency, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under “Illiquid and Restricted Securities.” Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by the Fund may include European-style options, which are exercisable only at expiration. American-style options are exercisable at any time prior to the expiration date.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option;

this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

Each Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty to the transaction (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund, as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Transactions using options (other than purchased options) expose a Fund to counterparty risk. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

Each Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The primary risks associated with the use of options on securities are (i) imperfect correlation between the change in market value of the securities the Fund holds and the prices of options relating to the securities purchased or sold by the Fund and (ii) possible lack of a liquid secondary market for an option. Options not traded on an exchange (OTC options) are often considered illiquid and may be difficult to value. The Adviser believes that each Fund will minimize its risk of being unable to close out an options contract by transacting in options only if there appears to be a liquid secondary market for those options.

Futures Contracts. Each Fund may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on any of the foregoing for hedging purposes only. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.

When a Fund enters into a futures contract, it must make an initial deposit, known as “initial margin,” as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as “variation margin,” to cover any additional obligation it may have under the contract.

The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund’s hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund’s futures transactions may be entered into for hedging purposes or risk management. Each Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when the Adviser believes it is more advantageous to the Fund than is purchasing the futures contract.

To the extent required by regulatory authorities, each Fund will only enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund’s exposure to market, currency or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash, U.S. Government securities or other liquid, high-grade debt obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker.

When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund does not have sufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to designate or segregate its assets, as described above under “Asset Segregation and Coverage”.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

The risk of loss in trading on futures contracts and related options in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Gains and losses on futures and related options depend on the Adviser’s ability to predict correctly the direction of stock prices, interest rates and other economic factors. In the opinion of the trustees, the risk that a Fund will be unable to close out a futures position or related options contract will be minimized by only entering into futures contracts or related options transactions for which there appears to be a liquid secondary market.

Warrants

Each Fund may buy warrants, which give the holder the right, but not the obligation, to buy stock of an issuer (“underlying stock”) at a given price (usually higher than the price of the underlying stock when the warrant is issued) prior to a specified expiration date or perpetually. Warrants may trade separately or in connection with the acquisition of securities. A Fund will not purchase warrants, valued at the lower of cost or market value, in excess of 5% of the Fund’s net assets; this limit includes warrants that are not listed on any stock exchange, and such warrants are limited to 2% of the Fund’s net assets. Warrants acquired by a Fund in units or attached to securities are not subject to these limits. Warrants do not carry dividend or voting rights on the underlying stock, and do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other investments. A warrant’s value does not necessarily change with the value of the underlying stock. A warrant ceases to have value if it expires unexercised.

Forward Currency Contracts and Options on Foreign Currencies

Each Fund may enter into forward currency contracts; such transactions may serve as long hedges (for example, if the Fund seeks to buy a security denominated in a foreign currency, it may purchase a forward currency contract to lock in the U.S. dollar price of the security) or as short hedges (for example, if the Fund anticipates selling a security denominated in a foreign currency, it may sell a forward currency contract to lock in the U.S. dollar equivalent of the anticipated sale proceeds).

A Fund may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which the Adviser believes will have a positive correlation to the values of the currency being hedged. In addition, a Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Fund owns securities denominated in a foreign currency and the Adviser believes that currency will decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that use two foreign currencies are sometimes referred to as “cross hedges.” Use of different foreign currency magnifies the risk that movements in the price of the instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or to take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with future contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to designate or segregate its assets, as described above under “Asset Segregation and Coverage”.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Each Fund may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund’s position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Funds are traded on U.S. and foreign exchanges or OTC.

Foreign Currency Transactions

Although each Fund values its assets daily in U.S. dollars, the Funds are not required to convert their holdings of foreign currencies to U.S. dollars on a daily basis. Each Fund’s foreign currencies generally will be held as “foreign currency call accounts” at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, a Fund could suffer a loss of some or all of the amounts deposited. Each Fund may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a “spread,” which is the difference between the prices at which the dealers are buying and selling foreign currencies.

The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. A Fund may incur costs in connection with conversions between various currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

When-Issued Securities

Each Fund may purchase securities on a when-issued or delayed delivery basis. The price of debt obligations purchased on a when-issued basis is fixed at the time a Fund commits to purchase, but delivery and payment for the securities (“settlement”) takes place at a later date. The price of these securities may be expressed in yield terms; the Funds will enter into these transactions in order to lock in the yield (price) available at the time of commitment. Normally, the settlement date on when-issued securities occurs within one month of purchase commitment, but may take longer, although generally not more than 120 days after the trade date.

At the time a Fund commits to purchase a security on a when-issued basis, it will record the transaction and reflect the value of that security in determining its net asset value.

While when-issued securities may be sold prior to settlement, the Adviser intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. Each Fund will segregate or designate cash and marketable securities at least equal in value to that Fund’s commitments to purchase when-issued securities. Such securities will mature (or, if necessary, be sold) on or before the settlement date. When the time comes for a

Fund to pay for when-issued securities, it will meet its obligations from the then-available cash flow, the sale of the designated securities and the sale of other securities; although it would not normally expect to do so, the Fund may also meet this obligation from the sale of the when-issued securities themselves, which may have increased or decreased in market value.

Between purchase and settlement, the Fund assumes the ownership risk of the when-issued securities, including the risk of fluctuations in the securities’ market value due to, among other factors, a change in the general level of interest rates. However, no interest accrues to the Fund during this period. Each Fund’s current policy is to limit its aggregate when-issued commitments to 15% of the market value of its total assets less liabilities, other than the obligations created by these commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with brokers, dealers or banks (“counterparties”) that the Adviser has determined meet the credit guidelines which have been adopted by the Board. Repurchase agreements will be fully collateralized, and may be viewed for purposes of the 1940 Act as a loan of money by the Fund to the counterparty. Repurchase agreements are economically similar to collateralized loans by the Funds. In a repurchase agreement, a Fund buys a security from a counterparty (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) that has agreed to repurchase it at a mutually agreed upon date and repurchase price, reflecting the interest rate effective for the term of the repurchase agreement. The term of a repurchase agreement is usually from overnight to one week and never exceeds one year; repurchase agreements with a maturity in excess of seven days are considered illiquid. The counterparty’s obligation to repurchase is secured by the value of the underlying security; when a Fund enters into a repurchase agreement, it always receives, as collateral, underlying securities with a market value at least equal to the purchase price (including accrued interest), and the Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that such value always equals or exceeds the repurchase price plus accrued interest. The Funds may incur a loss if the counterparty defaults and the collateral value declines, or if bankruptcy proceedings are commenced regarding the counterparty and a Fund’s realization upon the collateral is delayed or limited. The Fund may invest in a repurchase agreement that does not produce a positive return to the Fund if the Adviser believes it is appropriate to do so under the circumstances (for example, to help protect the Fund’s uninvested cash against the risk of loss during periods of market turmoil).

A Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

Borrowing

Each Fund may borrow money, subject to limits imposed by the 1940 Act. The 1940 Act and each Fund’s fundamental investment policies restrict such borrowing to 33 1/3% of the Fund’s total assets (including the amount borrowed) less all liabilities and indebtedness other than the borrowing. Borrowing creates leverage, which is a speculative characteristic; leverage from borrowing will magnify declines as well as increases in a Fund’s net asset value per share and net yield. A Fund will borrow when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies.

Each Fund may also engage in mortgage dollar roll transactions and reverse repurchase agreements, which may be considered a form of borrowing. In addition, each Fund may borrow up to an additional 5% of its total assets from banks for temporary or emergency purposes. A Fund will not purchase securities when bank borrowings exceed one-third of its total assets.

Mortgage Dollar Rolls and Reverse Repurchase Agreements

Each Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a form of borrowing. (See “Borrowing.”) Reverse repurchase agreements are economically similar to secured borrowings by the Funds. When required by guidelines of the SEC, the Fund will segregate or designate permissible liquid assets to secure its obligations to repurchase the security.

Under current positions of the SEC and its staff, some Funds can engage in reverse repurchase agreements without them consisting of “senior securities” so long as a Fund has “covered” its obligations through the segregation of assets or otherwise. This would allow a Fund to borrow up to 50% of its assets (including amounts received under the reverse repurchase agreements) using reverse repurchase agreements.

Each Fund may also enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, it would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would segregate or designate permissible liquid assets to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a form of borrowing by the Funds. (See “Borrowing.”)

The mortgage dollar rolls and reverse repurchase agreements entered into by the Funds may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment-grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be of high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Adviser believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

Corporate Reorganizations

Each Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser, there is reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by a Fund.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved, significantly undervalues the securities, assets or cash to be received by shareholders of the prospective company as a result of the contemplated transaction, or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in process.

ADDITIONAL RISK FACTORS

Foreign Investment

Investment in securities of foreign issuers and in foreign branches of domestic banks involves some risks different from, or in addition to, those affecting investments in securities of U.S. issuers. Investments in securities of issuers organized or located in emerging markets may be subject to these risks to a greater extent than those in more developed markets:

Information. Publicly available information about foreign issuers and economies may be limited. Foreign issuers are not generally subject to uniform accounting, auditing and financial and other reporting standards and requirements comparable to those applicable to U.S. companies. Statistical information about the economy in an emerging market country may be unavailable, or if available may be unreliable or not directly comparable to information regarding the economy of the United States or other more developed countries.

Regulation. There may be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.

Liquidity and Concentration. Many foreign securities markets have substantially less volume than U.S. national securities exchanges. Foreign securities exchanges may close or be closed by regulators while U.S. securities exchanges remain open.

Available investments in securities of issuers organized or located in emerging countries may be highly concentrated in a small number of issuers, or the issuers may be unseasoned and/or have significantly smaller market capitalization than in the United States or more developed countries. Consequently, securities of foreign issuers may be less liquid and more volatile than those of comparable domestic issuers. If a Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on the Fund than a fund that is not over-weighted in that region.

Brokerage. Brokerage commissions and other transaction costs on foreign securities exchanges may be higher than in the United States.

Taxes. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by U.S. companies. It is expected that the Funds’ shareholders will be able to claim a credit or deduction for U.S. tax purposes for any such foreign taxes, although there can be no assurance that they will be able to do so. See “TAXES.”

Political/Economy. Political and economic developments may present risks. A foreign jurisdiction might impose or change withholding taxes on income payable in connection with foreign securities. There are risks of seizure, nationalization or expropriation of a foreign issuer or foreign deposits, and adoption of foreign governmental restrictions such as exchange controls. Many emerging or developing countries have less stable political and economic environments than some more developed countries, and may face external stresses (including war) as well as internal ones (including hyperinflation, currency depreciation, limited resource self-sufficiency and balance of payments issues and associated social unrest). It may be more difficult to obtain a judgment in a court outside the United States.

Currency Exchange. Securities of foreign issuers are frequently denominated in foreign currencies, and a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies. The exchange rates between the U.S. dollar and the currencies of emerging markets countries may be volatile, and changes in currency rates and exchange control regulations may affect (favorably or unfavorably) the value of a Fund’s assets in U.S. dollars. A Fund may incur costs in converting between currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

Repatriation Restrictions. Foreign governments may delay or restrict repatriation of a Fund’s investment income or other assets. If, for any reason, a Fund were unable, through borrowing or otherwise, to meet the distribution requirements imposed by the Code, the Fund would cease to qualify for the favorable tax treatment afforded regulated investment companies. See “TAXES”.

Emerging Markets Investments in foreign securities may include investments in emerging or developing countries whose economies or securities markets are not yet highly developed. The same or similar risks are seen in investments in companies that are located in developed markets but derive substantial revenues from emerging markets. The risks associated with investing in foreign securities are often heightened for investments in emerging market countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging market issuers and the oftentimes low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests or currency transfer restrictions; (iv) an economy’s dependence on revenues from particular commodities or on international aid or development assistance and (v) the absence of developed legal structures governing private or foreign investment and private property and/or less developed custodial and deposit systems and delays and disruptions in securities settlement procedures. Such markets also may have different accounting standards and lack of transparency regarding accounting, regulatory and other practices that could limit the amount of publicly available information about companies in those countries. A Fund’s purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a Fund, its Adviser and its affiliates and its clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on the Fund’s performance and may adversely affect the liquidity of the Fund’s investment to the extent that it invests in certain emerging market countries. In addition, some emerging market countries may have fixed or managed currencies which are not free floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund’s NAV will be adversely affected. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

Eurozone Risk. Some Funds may invest in certain securities which are denominated and traded in the euro, the official currency of the eurozone. The recent global economic crisis has caused many European countries to experience serious fiscal difficulties, including bankruptcy, public budget deficits, recession, sovereign default, restructuring of government debt, credit rating downgrades and an overall weakening of the banking and financial sectors. In addition, some European economies may depend on others for assistance, and the inability of such economies to achieve the reforms or objectives upon which that assistance is conditioned may result in a deeper and/or longer global financial downturn. These recent events in the eurozone have called into question the long-term viability of the euro as a shared currency among the eurozone nations. Moreover, the strict fiscal and monetary controls of the European Economic and Monetary Union as well as any new requirements it may impose on member countries may significantly impact such countries and limit them from implementing their own economic policies to some degree. As the result of economic, political, regulatory or other actions taken in response to this crisis, including the discontinuation of the euro as the shared currency among the eurozone nations, a Fund’s euro-denominated investments may become difficult to value, a Fund’s ability to operate its strategy in connection with euro-denominated securities may be significantly impaired and the value of a Fund’s euro-denominated investments may decline significantly and unpredictably.

Investing in Smaller Capitalization Stocks

The Adviser believes that the issuers of smaller capitalization stocks often have sales and earnings growth rates that exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets or financial resources, may be dependent for management on one or a few key persons and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may experience a greater chance of loss than securities of larger capitalization companies. To the extent that a Fund invests in companies with relatively small market capitalizations, the value of its stock portfolio may fluctuate more widely than broad market averages. Transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies.

Investing in Lower-Rated Debt Securities

Each Fund may invest in lower-rated or unrated debt securities. Debt considered below investment grade may be referred to as “junk bonds” or “high risk” securities. The emerging country debt securities in which a Fund may invest are subject to significant risk and will not be required to meet any minimum rating standard or equivalent. Debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the issuer’s creditworthiness and general market liquidity (market risk). Lower-rated or unrated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in general levels of interest rates. The market values of debt securities tend to vary inversely with interest rate levels. Yields and market values of lower-rated and unrated debt will fluctuate over time, reflecting not only changing interest rates but also the market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium- to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. The Adviser will consider credit risk and market risk in making debt security investment decisions for each Fund. Investors should carefully consider the relative risks of investing in a Fund that purchases lower-rated and unrated debt securities, and should understand that such securities are not generally meant for short-term investing.

Trading markets for debt securities of issuers located in emerging countries may be limited. Adverse economic developments may disrupt the market for lower-rated and unrated debt securities and for emerging country debt securities. Such disruptions may severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for lower-rated and unrated debt securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund’s net asset value.

Foreign Custodians and Securities Depositories

Rules adopted under the 1940 Act permit the Funds to maintain their foreign securities and cash in the custody of certain eligible non-U.S. banks (“foreign custodians”). Pursuant to these rules, each Fund’s assets invested in foreign countries may be held by foreign custodians that are approved by the Fund’s Board or Foreign Custody Manager. A number of factors will be considered in selecting foreign custodians, including but not limited to the reliability and financial stability of the institution, the ability of the institution to capably perform custodial services for the Fund, the reputation of the institution in its national market, the political and economic stability of the countries in which the foreign custodian is located and the risks of potential nationalization or expropriation of Fund assets. Banks that are eligible foreign custodians may be recently organized or otherwise lack extensive operating experience. Certain banks in foreign countries may not be eligible foreign custodians for the Funds, which may preclude a Fund from purchasing securities in which it would otherwise invest. With respect to assets held in eligible securities depositories, the Foreign Custody Manager has a duty to provide an analysis to the Fund of the risks associated with maintaining the Fund’s assets with each securities depository, to continually monitor those risks, and to notify the Fund’s Board of any material changes.

INVESTMENT RESTRICTIONS

The following are fundamental investment limitations of each Fund. These fundamental limitations may not be changed without shareholder approval.

In accordance with these limitations, each Fund will not:

1.	Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

2.	Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

3.	Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, as to 75% of the Fund’s total assets (i) more than 5% of the Fund’s total assets would then be invested in securities of any single issuer, or (ii) the Fund would then own more than 10% of the voting securities of any single issuer.

4.	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

5.	Make short sales of securities or maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

6.	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

7.	Borrow money, except to the extent permitted under the 1940 Act.

8.	Invest 25% or more of its total assets in a single industry. For purposes of this restriction, a foreign government is deemed to be an “industry” with respect to securities issued by it.

If a Fund receives, from an issuer of securities held by the Fund, subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund’s portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in Investment Restrictions 3 or 8 above, it will not constitute a violation if, prior to the receipt of securities upon exercise of such rights, and after announcement of such rights, the Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

Restriction (5) will be interpreted based upon no-action letters and other pronouncements of the staff of the SEC.

Additional Restrictions

Each Fund has adopted the following additional restrictions which are not fundamental and which may be changed without Shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, each Fund may not:

1.	Purchase or retain securities of any company in which trustees or officers of the Trust or of the Adviser, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

2.	Invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years.

3.	Invest more than 5% of its net assets in warrants whether or not listed on the New York or American Stock Exchanges, and more than 2% of its net assets in warrants that are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

4.	Purchase or sell real estate limited partnership interests.

5.	Purchase or sell interests in oil, gas and mineral leases (other than securities of companies that invest in or sponsor such programs).

6.	Invest for the purpose of exercising control over management of any company.

7.	Invest more than 15% of the Fund’s net assets in securities that are not readily marketable (including repurchase agreements maturing in more than seven days and OTC options purchased by the Fund). Rule 144A securities determined by the Board to be liquid are not subject to this limitation.

8.	Invest more than 15% of the Fund’s net assets in securities of issuers identified on the most current Tobacco Company List prepared by the Public Employee Retirement Administration Commission of the Commonwealth of Massachusetts as a company that derives more than 15% of their revenue from the sale of tobacco products.

With the exceptions of the percentage limitations on securities lending, borrowing and investments in illiquid securities, whenever any investment policy or investment restriction states a maximum percentage of a Fund’s assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of that Fund’s acquisition of such security or property. With respect to securities lending, borrowing and investments in illiquid securities, the percentage limits apply on a daily basis. The value of a Fund’s assets is calculated as described herein under the heading “NET ASSET VALUE.”

General Notes on Investment Restrictions

In addition to temporary borrowing, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. A short sale will not be considered a senior security if a Fund takes certain steps contemplated by SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered.

TRUSTEES AND OFFICERS OF THE TRUST

The Trust is governed by the Board, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds and review the Funds’ performance.

The table below provides certain information regarding the trustees and officers of the Trust. For purposes of this table and for purposes of this SAI, the term “Independent Trustee” means those trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. In certain circumstances, trustees are also required to have no direct or indirect financial interest in the approval of a matter being voted on in order to be considered “independent” for the purposes of the requisite approval. For purposes of this SAI, the term “Interested Trustee” means those trustees who are “interested persons,” as defined in the 1940 Act, of the relevant trust.

The following table provides information about the members of the Board, including information about their principal occupations during the past five years, information about other directorships held at public companies, and a summary of the experience, qualifications, attributes or skills that led to the conclusion that the trustee should serve as such. Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
INDEPENDENT TRUSTEES

Charles D. Baker (1956)	Trustee From 2007 to 2009 and since 2011 Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health care organization)	44 Director, Athenahealth (software company)	Significant experience on the Board executive experience (including president and chief executive officer of a health care organization and executive officer of a venture capital and growth equity firm)

Daniel M. Cain (1945)	Trustee Since 2007 Chairman of the Contract Review and Governance Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board and on the board of other business organizations (including at a health care organization); experience in the financial industry, (including roles as chairman and former chief executive officer of an investment banking firm)

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee	Retired	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on the Board and on the board of other business organizations including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English[3] (1953)	Trustee Since 2013 Contract Review and Governance Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	44 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizen’s Financial Group (bank)	Significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

Wendell J. Knox (1948)	Trustee Since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations including at a commercial bank and at a property casualty insurance firm); executive experience (including roles as president and chief executive officer of a consulting company)

Martin Meehan[4] (1956)	Trustee Since 2012 Contract Review and Governance Committee	Chancellor and faculty member, University of Massachusetts Lowell	44 None	Experience as Chancellor of the University of Massachusetts Lowell; experience on the board of other business organizations; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Chairperson of the Board since September 2007 Trustee since 2007 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); Formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board and on the board of other business organizations including at an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee Since 2009 Audit Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience and training as an economist

Peter J. Smail (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee Since 2007 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School	44 None	Significant experience on the Board ; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Robert J. Blanding[5] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2007	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on the Board; continuing service as president, chairman, and chief executive officer of Loomis, Sayles & Company, L.P.

David L. Giunta[6] (1965)	Trustee Since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company	44 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[7] (1960)	Trustee Since 2007	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P., and NGAM Distribution, L.P.	44 None	Significant experience on Board; continuing experience as Chief Executive Officer of Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board on November 18, 2011.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and the Trust (collectively, the “Fund Complex”).

[3]	Mr. English was appointed as a trustee effective January 1, 2013.
[4]	Mr. Meehan was appointed as a trustee effective July 1, 2012.
[5]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[6]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution L.P.

[7]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

OFFICERS OF THE TRUST

Name and Year of Birth	Position(s) Held With the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2007	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), NGAM Distribution Corporation, NGAM Distribution, L.P. and NGAM Advisors, L.P.

Ronald W. Holt, Jr. (1968)	Executive Vice President	Since September 2007	President and Chief Executive Officer, January 2007 to present, and Managing Director of Research, 2003 to 2007, HGI.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since September 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Distribution, L.P. and NGAM Advisors, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since September 2007	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-Laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Holt is not an officer of the Natixis Funds Trusts or the Loomis Sayles Funds Trusts. Previous positions during the past five years with NGAM Distribution, L.P. (the “Distributor”), NGAM Advisors, L.P., Loomis, Sayles & Company, L.P. or HGI are omitted if not materially different from a trustee’s or officer’s current position with such entity.

Qualifications of Trustees

The preceding tables provide an overview of the considerations that led the Board to conclude that each individual serving as a trustee of the Trust should so serve. The current members of the Board have joined the Board at different points in time. Generally, no one factor was determinative in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the individual as a director or senior officer of other public companies; (iii) the individual’s educational background; (iv) the individual’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the individual, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the individual’s perceived ability to contribute to the ongoing functions of the Board, including the individual’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the individual’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Board determined to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions. Each trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the tables above.

Leadership and Structure of the Board

The Board is led by the Chairperson of the Board, who is an Independent Trustee. The Board currently consists of thirteen trustees, ten of whom are Independent Trustees. The trustees have delegated significant oversight authority to the two standing committees of the Trust, the Audit Committee and Contract Review and Governance Committee, both of which consist solely of Independent Trustees. These committees meet separately and at times jointly, with the joint meetings intended to educate and involve all Independent Trustees in significant committee-level topics. As well as handling matters directly, the committees raise matters to the Board for consideration. In addition to the oversight performed by the committees and the Board, the Chairperson of the Board and the chairpersons of each committee interact frequently with management regarding topics to be considered at Board and committee meetings as well as items arising between meetings. At least once a year the Board reviews its governance structure. The Board believes its leadership structure is appropriate and effective in that it allows for oversight at the committee or board level, as the case may be, while facilitating communications among the trustees and between the Board and Fund management.

The Contract Review and Governance Committee of the Trust consists solely of Trustees who are not employees, officers or directors of NGAM Advisors, the Distributor or their affiliates and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the Adviser and the Trust, and governance matters relating to the Trust. During the fiscal year ended December 31, 2012, this committee held five meetings. The Contract Review and Governance Committee also makes nominations for independent trustee membership on the Board when necessary and considers recommendations from shareholders of the Funds that are submitted in accordance with the procedures by which shareholders may communicate with the Board. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board, c/o Secretary of the Funds, NGAM Advisors, L.P.,

399 Boylston Street, 12th Floor, Boston, MA 02116. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) identify the Fund(s) to which the communication relates, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to the Fund). A recommendation for trustee nomination shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded. The recommendation must contain sufficient background information concerning the trustee candidate to enable a proper judgment to be made as to the candidate’s qualifications.

The Contract Review and Governance Committee has not established specific, minimum qualifications that must be met by an individual to be recommended for nomination as an Independent Trustee. When identifying an individual to potentially fill a vacancy on the Trust’s Board, the Contract Review and Governance Committee may seek referrals from a variety of sources, including current trustees, management of the Trust, Fund counsel, and counsel to the trustees, as well as shareholders of the Funds in accordance with the procedures described above. In evaluating candidates for a position on the Board, the Contract Review and Governance Committee may consider a variety of factors, including (i) the nominee’s knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of a financial services company or a public company; (iii) the nominee’s educational background; (iv) the nominee’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the nominee’s perceived ability to contribute to the ongoing functions of the Board, including the nominee’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions.

The Audit Committee of the Trust consists solely of Independent Trustees and considers matters relating to the scope and results of the Trust’s audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in an audit with the Board. The Audit Committee also reviews and monitors compliance with stated investment objectives and policies, SEC regulations as well as operational issues relating to the transfer agent, administrator, sub-administrator and custodian. In addition, the Audit Committee implements procedures for receipt, retention and treatment of complaints received by a Fund regarding its accounting, internal accounting controls and the confidential, anonymous submission by officers of the Fund or employees of certain service providers of concerns related to such matters. During the fiscal year ended December 31, 2012, this Committee held four meetings.

The current membership of each committee is as follows:

Audit Committee	Contract Review and Governance Committee
Kenneth A. Drucker – Chairman	Daniel M. Cain – Chairman
Wendell J. Knox	Charles D. Baker
Erik R. Sirri	Edmond J. English
Cynthia L. Walker	Martin T. Meehan
Peter J. Smail

As chairperson of the Board, Ms. Moose is an ex officio member of both Committees.

The Board’s Role in Risk Oversight of the Funds

The Board’s role is one of oversight of the practices and processes of the Funds and their service providers, rather than active management of the Trust, including in matters relating to risk management. The Board seeks to understand the key risks facing the Funds, including those involving conflicts of interest; how Fund management identifies and monitors these risks on an ongoing basis; how Fund management develops and implements controls to mitigate these risks; and how Fund management tests the effectiveness of those controls. The Board cannot foresee, know, or guard against all risks, nor are the trustees guarantors against risk.

Periodically, Fund officers provide the full Board with an overview of the enterprise risk assessment program in place at NGAM Advisors, L.P. and the Distributor, which serve as the administrator of and principal underwriter to the Funds, respectively. Fund officers on a quarterly and annual basis also provide the Board (or one of its standing committees) with written and oral reports on regulatory and compliance matters, operational and service provider matters, organizational developments, product proposals, Fund and internal audit results, and insurance and fidelity bond coverage, along with a discussion of the risks and controls associated with these matters, and periodically make presentations to management on risk issues and industry best practices. Fund service providers, including advisers, sub-advisers, transfer agents and the custodian, periodically provide Fund management and/or the Board with information about their risk assessment programs and/or the risks arising out of their activities. The scope and frequency of these reports vary. Fund officers also communicate with the trustees between meetings regarding material exceptions and other items germane to the Board’s risk oversight function.

Pursuant to Rule 38a-1 under the 1940 Act, the Board has appointed a Chief Compliance Officer (“CCO”) who is responsible for administering the Funds’ compliance program, including monitoring and enforcing compliance by the Funds and their service providers with the federal securities laws. The CCO has an active role in daily Fund operations and maintains a working relationship with all relevant advisory, compliance, operations and administration personnel for the Funds’ service providers. On at least a quarterly basis, the CCO reports to the Independent Trustees on significant compliance program developments, including material compliance matters, and on an annual basis, the CCO provides the full Board with a written report that summarizes his review and assessment of the adequacy of the compliance programs of the Funds and their service providers. The CCO also periodically communicates with the Audit Committee members between its scheduled meetings.

Fund Securities Owned by the Trustees

As of December 31, 2012, the trustees had the following ownership in the Funds:

Independent Trustees

Dollar Range of Fund Shares[1]	Charles D. Baker	Daniel M. Cain[2]	Kenneth A. Drucker	Edmond J. English[3]	Wendell J. Knox[2]	Martin T. Meehan	Sandra O. Moose[2]	Erik R. Sirri	Peter J. Smail[2]	Cynthia L. Walker
International Growth Fund	A	A	A	A	A	A	A	A	A	A
International Value Fund	A	A	A	A	A	A	A	A	A	A
Aggregate Dollar Range of Fund Shares in Fund Complex Overseen by Trustee	D	E	E	E	E	C	E	E	E	E

[1]	A. None

B. $1 - 10,000

C. $10,001 - $50,000

D. $50,001 - $100,000

E. over $100,000

[2]	Amounts include economic value of notional investments held through the deferred compensation plan.
[3]	Mr. English was appointed as a trustee effective January 1, 2013.

Interested Trustees

Dollar Range of Fund Shares[1]	Robert J. Blanding	David L. Giunta	John T. Hailer
International Growth Fund	A	A	A
International Value Fund	A	A	D
Aggregate Dollar Range of Fund Shares in Fund Complex Overseen by Trustee	E	E	E

[1]	A. None

B. $1 – 10,000

C. $10,001 - $50,000

D. $50,001 - $100,000

E. over $100,000

Trustee Fees

The Trust pays no compensation to its officers or to their trustees who are Interested Trustees.

The Chairperson of the Board receives a retainer fee at the annual rate of $285,000. The Chairperson does not receive any meeting attendance fees for Board meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $115,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board that he or she attends in person and $5,000 for each meeting of the Board that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $17,500. Each Contract Review and Governance Committee member and Audit Committee Member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting he or she attends telephonically. These fees are allocated among the mutual fund portfolios in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio.

During the fiscal year ended December 31, 2012, the trustees of the Trust received the amounts set forth in the following table for serving as a trustee of the Trust. The table also sets forth, as applicable, pension or retirement benefits accrued as part of fund expenses, as well as estimated annual retirement benefits and total compensation paid to trustees by the Trust and trusts in the Natixis Fund Trusts and Loomis Sayles Funds Trusts.

	Aggregate Compensation from the Trust¹	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex²
INDEPENDENT TRUSTEES
Graham T. Allison, Jr.[3]	$5,437	$0	$0	$164,000
Charles D. Baker	$5,784	$0	$0	$180,000
Daniel M. Cain	$6,197	$0	$0	$195,000
Kenneth A. Drucker	$5,828	$0	$0	$193,000
Edmond J. English[4]	$0	$0	$0	$0
Wendell J. Knox	$5,949	$0	$0	$186,000
Martin T. Meehan[5]	$1,763	$0	$0	$79,500
Sandra O. Moose	$2,266	$0	$0	$265,000
Erik R. Sirri	$5,784	$0	$0	$180,000
Peter J. Smail	$5,784	$0	$0	$180,000
Cynthia L. Walker	$5,949	$0	$0	$186,000
INTERESTED TRUSTEES
Robert J. Blanding	$0	$0	$0	$0
David L. Giunta	$0	$0	$0	$0
John T. Hailer	$0	$0	$0	$0

[1]

Amounts include payments deferred by trustees for the fiscal year ended December 31, 2012, with respect to the Trust. The total amount of deferred compensation accrued for the Trust as of December 31, 2012 for the trustees is as follows: Allison ($42,226), Cain ($18,563), Knox ($30,493), Meehan ($916), Sirri ($25,088) and Walker ($48,262).

[2]

Total Compensation represents amounts paid during the fiscal year ended December 31, 2012 to a trustee for serving on the Board of seven (7) trusts with a total of forty-four (44) funds as of December 31, 2012.

[3]	Mr. Allison retired as trustee effective December 31, 2012.
[4]	Mr. English was appointed as trustee effective January 1, 2013.
[5]	Mr. Meehan was appointed as trustee effective July 1, 2012.

The Trust, Natixis Funds Trusts and Loomis Sayles Funds Trusts do not provide pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a fund or funds selected by the trustee on the normal payment date for such fees.

As of April 1, 2013, the officers and trustees of the Trust collectively owned less than 1% of the then-outstanding shares of the Funds and the Trust.

OWNERSHIP OF FUND SHARES

As of April 1, 2013, to the Trust’s knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds set forth below.*,1,2

Name and Address of Shareholder	Fund and Class	Percent of Shares Outstanding
Charles Schwab & Co., Inc. San Francisco, CA 94104-4151	International Growth Fund – Advisor Class	13.72%

Ameritrade Inc. Omaha, NE 68103-2226	International Growth Fund – Advisor Class	5.54%

Mac & Co. Pittsburgh, PA 15230-3198	International Growth Fund – Institutional Class	17.97%

The Sealy & Smith Foundation Galveston, TX 77550-1532	International Growth Fund – Institutional Class	8.78%

Celotex Asbestos Settlement Trust Wilmington, DE 19801-1256	International Growth Fund – Institutional Class	8.24%

Mac & Co. Pittsburgh, PA 15230-3198	International Growth Fund – Institutional Class	5.49%

LPL Financial San Diego, CA 92150-9046	International Value Fund – Advisor Class	10.12%

NFS LLC FEBO Paradise Valley, AZ 85253-1953	International Value Fund – Advisor Class	8.35%

Charles Schwab & Co., Inc. San Francisco, CA 94105-1905	International Value Fund – Advisor Class	6.66%

Fifth Third Bank Cincinnati, OH 45263-0001	International Value Fund – Institutional Class	81.15%

Vanguard Brokerage Services Valley Forge, PA 19402-1170	International Value Fund – Institutional Class	8.92%

*	Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to “control” the Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.
[1]

As of April 1, 2013, Mac & Co, Pittsburgh, PA, 15230-3198, owned 25.87% of International Growth Fund and therefore may be presumed to “control” the Fund, as that is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Mac & Co.

[2]

As of April 1, 2013, Fifth Third Bank, Cincinnati, OH 45263-0001, owned 66.71% of International Value Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Fifth Third Bank.

A Fund may experience large redemptions or investments due to transactions in Fund shares by funds of funds, other large shareholders or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on a Fund’s performance. In the event of such redemptions or investments, a Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase a Fund’s brokerage and/or other transaction costs. In addition, when funds of funds or other investors own a substantial portion of a Fund’s shares, a large redemption by a fund of funds could cause actual expenses to increase, or could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Redemptions of fund shares could also accelerate the realization of taxable capital gains in the Fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the Fund’s shares. When possible, a Fund’s adviser will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful.

INVESTMENT ADVISER

Hansberger Global Investors, Inc., a Delaware corporation, is the investment adviser to each Fund. The Adviser is a wholly owned subsidiary of Hansberger Group, Inc. (“Group Inc.”), which is a wholly owned subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”). A brief description of the investment advisory agreement is set forth in the Prospectus in the section “The Investment Adviser.”

The Advisory Agreement between the Trust, on behalf of each of its series, and the Adviser (the “Advisory Agreement”) provides that it will continue in effect only if such continuance is approved annually by either the Board or by vote of a majority of each Fund’s outstanding voting securities (as defined in the 1940 Act), and, in either case, by the vote of a majority of the Trust’s trustees, who are neither parties to the Advisory Agreement nor interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable, without penalty, on 60 days’ written notice by the Board, by vote of a majority of each Fund’s outstanding voting securities or by the Adviser, and will terminate automatically in the event of its assignment. For more complete information relating to the factors considered by the Board of Trustees in approving the Advisory Agreement, please see the Trust’s semi-annual report for the period ended June 30, 2012.

The Adviser is responsible for investment decisions and supplies investment research and portfolio management. At its expense, the Adviser or its affiliates provide office space and all necessary office facilities, equipment and personnel for servicing the investments of the Funds. The Adviser places all orders for the purchase and sale of each Fund’s portfolio securities at that Fund’s expense.

Except for expenses assumed by the Adviser as set forth above, each Fund is responsible for all of its other expenses, including, without limitation, interest charges, taxes, brokerage commissions, and similar expenses; expenses of issue, sale, repurchase or redemption of shares; expenses of registering or qualifying shares for sale; expenses for printing and distribution costs of Prospectuses and Statements of Additional Information mailed to existing shareholders; and charges of custodians, transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, clerical services related to record keeping and shareholder relations, and fees for trustees who are not “interested persons” of the Adviser or the Trust.

As compensation for its services, each Fund pays to the Adviser a fee as described below:

Fund	Percentage of Daily Net Assets
International Value Fund and International Growth Fund	0.75%

The Adviser has given a binding contractual undertaking to the Funds to waive its advisory fee (and, to the extent necessary, bear other expenses of the Funds) to the extent that total expenses of each share class of the Funds, exclusive of acquired fund fees and expenses, brokerage expenses, interest expenses, taxes, and extraordinary expenses, such as litigation and indemnification expenses, would exceed the following annual total expense cap rates:

Fund	Total Expense Cap
International Value Fund	1.10% for Institutional Class shares 1.25% for Advisor Class shares
International Growth Fund	1.00% for Institutional Class shares 1.15% for Advisor Class shares

The undertaking will remain in effect for each Fund until April 30, 2014 and may only be modified by a majority vote of the “non-interested” trustees of the Funds. There is no guarantee that the undertaking will be continued beyond that date.

The following chart shows the total advisory fees paid by the Trust for the last three fiscal years:

Fund	Fiscal Year Ended December 31, 2010	Fiscal Year Ended December 31, 2011	Fiscal Year Ended December 31, 2012
International Value Fund	$604,268	$595,996	$224,876
Contractual Waiver of Management Fees	51,377	5,657	151,769
Voluntary Waiver of Management Fees	—	3,761	—
Net Management Fees	552,891	586,578	73,107
International Growth Fund	4,383,090	4,627,702	4,165,315
Contractual Waiver of Management Fees	—	—	—
Net Management Fees	4,383,090	4,627,702	4,165,315

In addition to the waiver of advisory fees, the following chart shows the expenses of the Funds that have been waived and/or reimbursed by the Adviser for the last three fiscal years:

Fund	Fiscal Year Ended December 31, 2010	Fiscal Year Ended December 31, 2011	Fiscal Year Ended December 31, 2012
International Value Fund	$4,697	$2,125	$16,361
International Growth Fund	—	—	$14,686

Under the undertaking, the Adviser shall be permitted to recover advisory fees that it has waived and/or reimbursed, and expenses it has borne, if any, subsequent to the effective date of the undertaking (whether through waiver and/or reimbursement of its management fee or otherwise) in later periods to the extent that a Fund’s expenses fall below the annual rates set forth above, provided, however, that a Fund is not obligated to pay any such waived and/or reimbursed fees/expenses more than one year after the end of the fiscal year in which the fee was waived and/or reimbursed.

There were no expenses/fees recovered pursuant to the terms of the undertaking for the past three years.

PORTFOLIO MANAGEMENT TEAMS

General Disclosure

This section includes information about each member of the portfolio management team (each a “Portfolio Manager”), including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

As of December 31, 2012, a Portfolio Manager’s compensation generally consists of base salary, bonus and the Adviser’s equity compensation program. In addition, Portfolio Managers are eligible for the standard retirement benefits and health and welfare benefits available to all Adviser employees.

In the case of Portfolio Managers responsible for managing multiple Adviser funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts.

Portfolio Manager Compensation Disclosure

HGI recognizes the need to maintain a competitive compensation program to attract, retain and motivate investment professionals of the highest caliber. At the same time, HGI seeks to reward performance in a manner which aligns the interests of its investment professionals with those of the company and its clients. As of December 31, 2012, an HGI investment professional’s compensation package generally consists of a competitive base salary, participation in HGI’s incentive bonus programs, and a competitive retirement package. HGI evaluates competitive market compensation by annually reviewing compensation survey results of investment industry compensation. Each investment professional’s compensation consists of the following elements:

•

Base Salary. Each portfolio manager is paid a base salary which is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by HGI’s Human Resources Department. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

•

Discretionary Cash Bonus Plan. HGI’s portfolio managers have the opportunity to participate in a bonus pool linked to the direct profits of their respective investment teams. A portfolio manager’s allocation in the pool is discretionary and determined through a subjective process that evaluates numerous qualitative and quantitative factors including, but not limited to, pre-tax performance of the fund and other accounts managed relative to expectations for how those funds and accounts should have performed as compared to Fund’s benchmarks (as provided in the Prospectus), given their objectives, policies, strategies and limitations, and the market environment during the most recently completed calendar year. This performance factor is not based on the value of assets held in the fund’s portfolio or any single client account. Additional factors include the portfolio manager’s contributions to the investment management functions within HGI, contributions to the development of other investment professionals and supporting staff, and overall contributions to client development and service and strategic planning for the organization. The target bonus is expressed as a percentage of the total bonus pool. The actual bonus paid may be more or less than the target bonus, based on how well the portfolio manager satisfies the aforementioned objectives. The bonus pools from which a portfolio manager is paid are calculated as a percentage of each investment team’s direct profits.

•

Deferred Bonus Plan. Many senior portfolio managers have an additional opportunity to participate in an annual bonus pool tied to the overall profitability of HGI. All or a portion of these bonuses may be deferred for a specified period of time, and invested into an HGI-managed product, including the funds managed by HGI, or certain fixed income or money market funds. This plan is designed to retain qualified investment professionals and further align their interests with those of HGI and its clients.

•

Retirement Savings. All eligible employees qualify for participation in HGI’s 401(k) Match, and Retirement Savings Plan, by which retirement account contributions are made to each employee on behalf of the company. These contribution are expressed as a percentage of employees’ base salaries.

Fund Shares Owned by Portfolio Managers

The following table shows the dollar amount range of each Portfolio Manager’s “beneficial ownership” of shares of each Fund as of December 31, 2012. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “1934 Act”).

Portfolio Manager (Hansberger International Series (“HIS”) Funds)	International Value Fund	International Growth Fund
Ronald W. Holt, Jr. (International Value Fund)	$100,001-500,000	$10,001–50,000
Moira McLachlan (International Value Fund)	$50,001–100,000	$10,001-50,000
Thomas Tibbles (International Growth Fund)*	$10,001-50,000	$100,001-500,000
Barry Lockhart (International Growth Fund)*	$10,001-50,000	$100,001-500,000
Trevor Graham (International Growth Fund)*	$0	$10,001-50,000
Patrick Tan* (International Growth Fund)	$0	$50,001-100,000

*	All of the portfolio managers listed have exposure through a deferred compensation portion of HGI’s current compensation plan. The portfolio managers of the International Growth Fund are Canadian citizens and ineligible to purchase shares directly and their exposure is solely through the deferred compensation portion of HGI’s current compensation plan.

Other Managed Accounts

As of December 31, 2012 many of the Portfolio Managers of the Funds managed other accounts in addition to managing one or more of the Funds. The following table provides information on the other accounts managed by each Portfolio Manager:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance
Name of Portfolio Manager (Firm)	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
Ronald W. Holt, Jr. (International Value Fund)	1	$35.9 million	0	$0	2	$46 million	0	$0	13	$325.2 million	0	$0
Moira McLachlan (International Value Fund)	1	$35.9 million	0	$0	0	$0	0	$0	6	$56.4 million	0	$0
Trevor Graham (International Growth Fund)	3	$176.6 million	0	$0	5	$1.54 billion	0	$0	31	$1.49 billion	1	$409 million
Barry A. Lockhart (International Growth Fund)	3	$176.6 million	0	$0	5	$1.54 billion	0	$0	28	$1.49 billion	1	$409 million
Patrick Tan (International Growth Fund)	3	$176.6 million	0	$0	5	$1.54 billion	0	$0	27	$1.49 billion	1	$409 million
Thomas R.H. Tibbles (International Growth Fund)	3	$176.6 million		$0	5	$1.54 billion	0	$0	30	$1.49 billion	1	$409 million

In terms of accounts for which Hansberger Global Investors, Inc. charges a performance fee, as of December 31, 2012, it had 1 separate account subject to a performance fee. Total assets represented by this account were approximately $409 million. The account is managed by Thomas Tibbles, Barry Lockhart, Trevor Graham and Patrick Tan.

Conflicts of Interest Relating to Portfolio Management. Potential conflicts of interest may arise from a portfolio manager’s management of, or HGI’s management of, other clients. Such conflicts could arise based on differing fee arrangements with other clients. Differing fee arrangements could cause an incentive to favor one client over another in the allocation of investment opportunities, particularly if one client has a performance fee that could be significantly higher (or lower) than a straight base fee. Also, conflicts could arise for a portfolio manager to favor one client over another depending how a portfolio manager is compensated. Finally, material conflicts could arise from the portfolio manager’s knowledge of the size, timing and possible market impact of Fund trades, whereby a portfolio manager could try to use this information to the advantage of other accounts or personally in his or her personal securities transaction.

HGI has implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing accounts for multiple clients. HGI also monitors for compliance with account guidelines and allocation of IPOs. HGI also has implemented and monitors compliance with our Code of Ethics that is designed to prevent employees from trading to the detriment of our clients. Finally, HGI periodically monitors investment returns of client accounts within the same style or approach, including dispersion of client account returns, to ensure that material dispersions are based upon something other than preferential treatment being accorded to other accounts in the same style or approach (such as investment policies or restrictions or cash inflows or outflows).

FUND TRANSACTIONS AND BROKERAGE

Subject to the policies established by the Board, the Adviser is responsible for decisions to buy and sell securities for each Fund and for the placement of a Fund’s investment business and the negotiation of the commissions to be paid on such transactions. It is the policy of the Adviser to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Adviser or the Fund. In determining the abilities of a broker or dealer to obtain best execution, the Adviser considers relevant factors, including the ability and willingness of the broker or dealer to facilitate the Fund’s portfolio transaction by participating therein for its own account; speed, efficiency and confidentiality; familiarity with the market for a particular security; and the reputation and perceived soundness of the broker. The best price to a Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and in negotiating commissions, the Adviser considers a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker.

Section 28(e) of the 1934 Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In carrying out the provisions of the Advisory Agreement, the Adviser may cause a Fund to pay, to a broker that provides brokerage and research services to the Adviser, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Adviser believes it is important to its investment decision-making process to have access to independent research. The Adviser will not knowingly cause the Funds to pay such higher commissions unless the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the accounts as to which it exercises investment discretion. The investment advisory fees paid by each Fund under its Advisory Agreement are not reduced as a result of the Adviser’s receipt of research services.

Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. Such research services are primarily in the form of written reports, computer generated services, attendance at industry conferences, and telephone contacts and personal meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives.

From time to time, the Adviser may purchase securities for a Fund in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Funds and other advisory clients, provide the Adviser with research. The Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than the rate available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

Twice a year, the Adviser, through a review process by its securities analysts, will consider the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempt to allocate a portion of the brokerage business of the Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the results of the Adviser’s review process, as well as suggested allocations, depending upon the Adviser’s evaluation of all applicable considerations, including but not limited to, the Adviser’s best execution undertaking.

The Adviser may direct the purchase of securities on behalf of each Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter or in privately negotiated transactions with an issuer. When the Adviser believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses.

The Adviser is responsible for selecting brokers in connection with foreign securities transactions. The commissions paid in connection with most foreign stock transactions may be higher than commissions on U.S. stock transactions. Foreign stock exchanges and brokers may be subject to less government supervision and regulation as compared with the U.S. exchanges and brokers. In addition, foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

The Adviser places portfolio transactions for other advisory accounts, including other mutual funds managed by the Adviser. Research services furnished by firms through which each Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with each Fund. In the opinion of the Adviser, it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by the Adviser. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Adviser, such costs to each Fund will not be disproportionate to the benefits received by it on a continuing basis.

If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients served by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the Fund and such other clients pursuant to guidelines deemed fair and reasonable by the Adviser. Generally, under those guidelines, the Funds and other participating clients will be allocated securities on a prorated basis.

For the fiscal year ended December 31, 2012, the International Value Fund and the International Growth Fund paid brokerage commissions of $49,284 and $749,524, respectively. For the fiscal year ended December 31, 2011, the International Value Fund and the International Growth Fund paid brokerage commissions of $75,873 and $1,000,836, respectively. For the fiscal year ended December 31, 2010, the International Value Fund and the International Growth Fund paid brokerage commissions of $94,895 and $628,464, respectively. Significant changes in brokerage commissions paid by a Fund from year to year may result from changing asset levels throughout the year. For the fiscal years ended December 31, 2102, December 31, 2011 and December 31, 2010, there were no affiliated brokerage commissions paid by the Trust.

The table below contains the aggregate value of securities of each Fund’s regular broker-dealers* (or the parent of the regular broker-dealers) held by each Fund, if any, as of the fiscal year ended December 31, 2012.

Fund	Regular Broker-Dealer	Aggregate Value of Securities of each Regular Broker or Dealer (or its Parent) held by Fund
International Growth Fund	Credit Suisse Securities (USA) LLC	$7,444,992
International Value Fund	Barclays Bank PLC	$587,923
	BNP Paribas Securities Corp	$468,136

*	“Regular Broker-Dealers” are defined by the SEC as: (a) one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the ten brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the ten brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.

It is anticipated that the annual portfolio turnover rate of each Fund will not exceed 100% under normal circumstances. For the fiscal year ended December 31, 2012, the portfolio turnover rates were 36% and 47% for the International Value Fund and the International Growth Fund, respectively. For the fiscal year ended December 31, 2011, the portfolio turnover rates were 38% and 62% for the International Value Fund and the International Growth Fund, respectively.

PAYMENTS TO THIRD PARTIES

General

The Funds may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents to compensate those intermediaries for services they provide to such shareholders, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing (“recordkeeping and processing-related services”). These fees are paid by the Funds in light of the fact that other costs may be avoided by the Funds where the intermediary, not the Funds’ service providers, provides shareholder services to Fund shareholders. The intermediary may impose other account or service charges directly on account holders or participants. In addition, depending on the arrangements, the Funds, the Adviser and/or Distributor or their affiliates (see discussion below) may compensate such financial intermediaries or their agents directly or indirectly for such recordkeeping and processing-related services. The services provided and related payments vary from firm to firm. The Distributor is reimbursed by the Funds for any fees paid to intermediaries by the Distributor on behalf of the Funds. Under these programs, the Trust, on behalf of the Funds and/or the Adviser or Distributor, may enter into administrative services agreements with intermediaries pursuant to which intermediaries will provide sub-transfer agency services, sub-administrative services and other services with respect to the Funds. These services may include, but are not limited to, shareholder record set-up and maintenance, account statement preparation and mailing, transaction processing and settlement and account level tax reporting.

The Adviser and/or Distributor or their affiliates, out of their own resources and without additional cost to the Funds or their shareholders, may make cash payments to financial intermediaries who sell shares of the Funds. Such payments and compensation are in addition to the service fees paid by the Funds. These fees may include: (i) additional compensation with respect to the sale and/or servicing of the Advisor Class shares; (ii) payments based upon factors such as the length of time the assets of a dealer’s clients have been invested in the Funds and the levels of those clients’ assets; and (iii) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, marketing and sales fees, expenses related to advertising or promotional activity and events, and shareholder recordkeeping, sub-transfer agency or miscellaneous administrative services. From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. Among others, the Distributor has agreed to make such payments for marketing support services to AXA Advisors, LLC. In addition to marketing and/or financial support payments described above, payment for travel, lodging and related expenses may be provided for attendance at Fund seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The Distributor intends that the payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the Financial Industry Regulatory Authority (“FINRA”). The Adviser has entered into an agreement with the Distributor, whereby the Adviser may pay the Distributor 0.075% (7.5 basis points) out of the Adviser’s own resources for marketing and sales support. The amount received by the Distributor is based upon new assets generated by the Distributor for the Institutional Class and the Advisor Class of each Fund. The actual payment rates to a financial intermediary will depend upon how the particular arrangement is structured (e.g., solely asset-based fees, solely sales-based fees or a combination of both) and other factors such as the length of time assets have remained invested in the Fund, redemption rates and the willingness of the financial intermediary to provide access to its representatives for educational and marketing purposes. The payments to financial intermediaries described in this section and elsewhere in this SAI, which may be significant to the financial intermediaries, may create an incentive for a financial intermediary or its representatives to recommend or sell shares of the Funds or particular share class over other mutual funds or share classes. Additionally, these payments may result in the Funds’ inclusion on a sales list, including a preferred or select sales list, or in other sales programs. In some cases where the intermediary provides shareholder services to Fund shareholders, cash compensation may be paid to intermediaries as an expense reimbursement.

From time to time, the Funds’ service providers, or any of their affiliates, may also pay non-cash compensation to the sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

Conflicts of Interest Relating to the Distributor

The Adviser and the Distributor are both indirect subsidiaries of Natixis US.

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding a Fund’s portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of a Fund’s shareholders, on the one hand, and those of a Fund’s investment adviser or any affiliated person of a Fund or its investment adviser, on the other. Pursuant to such procedures, the Board has authorized the Adviser to authorize the release of a Fund’s portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser reports periodically to the Board regarding the implementation of such policies and procedures.

Under the policy as adopted by the Board, the Fund will disclose its complete portfolio holdings monthly, approximately 15 days after the end of each month. A complete schedule of the Fund’s portfolio holdings will be posted by the Adviser on its website www.hansberger.com, under the link entitled “Mutual Funds.” Any holdings information that is released must clearly indicate the date of the information, and must state that due to active management, the Funds may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average price-earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.

The Fund discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

The Funds’ policies and procedures provide that the Adviser may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. Such disclosure includes:

(1)	Disclosure to firms offering industry-wide services, provided that the firm has agreed in writing to maintain the confidentiality of the Funds’ portfolio holdings. Entities that receive information pursuant to this exception include Lipper (monthly disclosure of full portfolio holdings, provided 6 days after month-end), FactSet (daily disclosure of full portfolio holdings, provided the next business day) and Latent Zero (periodic disclosure of full portfolio holdings for trade order management services);

(2)	Disclosure (subject to a written confidentiality provision) to Broadridge Financial Solutions, Inc. as part of the proxy voting record keeping services provided to the Funds, and to Glass Lewis & Co. as part of the proxy voting administration and research services provided to the Fund’s adviser.

(3)	Disclosure to employees of the Funds’ adviser, principal underwriter, counsel, administrator, custodian, financial printer, fund accounting agent and independent registered public accounting firm, fund counsel and independent trustee counsel, as well as to broker-dealers executing portfolio transactions for the Funds, provided that such disclosure is made for bona fide business purposes; and

(4)	Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Funds. Such exceptions will be reported to the Board.

With respect to (4) above, approval will be granted only when the officer determines that the Funds have a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this SAI, the only entities that receive information pursuant to this exception are the tax agent in Taiwan (daily disclosure of securities trades of Taiwan based issuers, provided the next business day) for the purposes of performing certain duties for compliance with Taiwan’s tax laws; RR Donnelley (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of performing certain functions related to the production of the Funds’ semiannual financial statements, quarterly Form N-Q filings and other related items; Ernst & Young LLP (annually, or more frequently as needed, disclosure of foreign equity securities) for the purpose of performing certain functions related to the production of the Funds’ federal income and excise tax returns; chartered accountants in India

(daily disclosure of securities trades of India based issuers, provided the next business day) for the purpose of performing certain duties for compliance with the India Income Tax Act and Brown Brothers Harriman & Co. receives portfolio holdings information (daily disclosure of full portfolio holdings) for the purpose of performing certain reconciliations with respect to the Funds. Although the Trust may enter into written confidentiality agreements, in other circumstances, such as those described in (3) above, the obligation to keep information confidential may be based on common law, professional or statutory duties of confidentiality. Common law, professional or statutory duties of confidentiality, including the duty not to trade on the information, may not be as clearly delineated and may be more difficult to enforce than contractual duties. The Funds’ officers determine on a case by case basis whether it is appropriate for the Funds to rely on such common law, professional or statutory duties. The Board exercises oversight of the disclosure of portfolio holdings by, among other things, receiving and reviewing reports from each Fund’s chief compliance officer regarding any material issues concerning the Fund’s disclosure of portfolio holdings or from officers of the Fund in connection with proposed new exceptions or new disclosures pursuant to item (4) above. Notwithstanding the above, there is no assurance that the Funds’ policies on the sharing of portfolio holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.

No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, the Adviser and their respective affiliates or recipient of the Funds’ portfolio holdings information.

Other registered investment companies that are advised or sub-advised by the Adviser may be subject to different portfolio holdings disclosure policies, and neither the adviser nor the Board exercises control over such policies or disclosure. In addition, separate account clients of the Adviser have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. Some of the funds that are advised or sub-advised by the Adviser and some of the separate accounts managed by the Adviser have investment objectives and strategies that are substantially similar or identical to the Funds’, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as certain Funds. The Funds’ service providers, such as the Custodian, the Administrator and the Transfer Agent, may receive portfolio holdings information in connection with their services to the Fund and are (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. See the “PROXY VOTING POLICY AND GUIDELINES APPENDIX” set forth in the back of this SAI.

DISTRIBUTOR

The Distributor serves as the principal distributor of each class of shares of the Funds. The Distributor’s principal business address is 399 Boylston Street, Boston, Massachusetts 02116. Under the Distribution Agreement (the “Distribution Agreement”), the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. Each Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing Prospectuses to existing shareholders. The Funds do not pay the Distributor for its services; however, the Distributor is entitled to retain any applicable sales charge and is reimbursed by the Funds for sub-transfer agent and similar fees that the Distributor pays on the Funds’ behalf. See “Payments to Third Parties.”

The Distribution Agreement may be terminated at any time on 60 days’ notice to the Distributor, without payment of any penalty, either by vote of a majority of the outstanding voting securities of the relevant Fund or by vote of a majority of the Board of Trustees then in office. The Distribution Agreement may be terminated at any time on 90 days’ written notice to the Trust, without payment of any penalty.

The Distribution Agreement will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees cast in person at a meeting called for that purpose and (ii) by the vote of the Board or by a vote of a majority of the outstanding securities of the Trust.

ADMINISTRATOR

NGAM Advisors performs certain accounting and administrative services for the Funds, pursuant to an Administrative Services Agreement dated January 3, 2005, as amended September 17, 2007 to include the Funds and as amended from time to time (the “Administrative Agreement”). Under the Administrative Agreement, NGAM Advisors provides the following services to the Funds: (i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Funds, (ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Funds or regulatory authorities and reports and questionnaires for SEC compliance, (iii) the various registrations and filings required by various regulatory authorities and (iv) consultation and legal advice on Fund-related matters. For the fiscal years ended December 31, 2010, December 31, 2011 and December 31, 2012, NGAM Advisors received the following fees from the Funds for administrative services:

	Fiscal Year Ended 12/31/10	Fiscal Year Ended 12/31/11	Fiscal Year Ended 12/31/12
Fund	Fee	Fee	Fee
International Value Fund	$38,409	$36,825	$13,512
International Growth Fund	$278,579	$285,991	$250,433

CUSTODIAN

State Street Bank serves as custodian of the assets of the Trust. State Street Bank’s principal business address is 100 Lincoln Street, Boston, Massachusetts 02111. State Street Bank delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Trust. In addition, the Trust, with the approval of the Board and subject to the rules of the SEC, may have sub-custodians in those foreign countries in which it invests its assets. State Street Bank and any sub-custodians are in no way responsible for any of the investment policies or decisions of a Fund.

TRANSFER AGENT

Boston Financial Data Services, Inc. (“BFDS”), a subsidiary of State Street Bank, (the “Transfer Agent”) acts as shareholder servicing and transfer agent for the Funds and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Funds’ shares. For these services, the Funds pay BFDS a monthly per account fee by share class/CUSIP. In addition, pursuant to other service agreements, the shareholders of the Advisor Class may pay service fees to other firms that provide similar services for their own shareholder accounts.

From time to time, the Funds, directly or indirectly through arrangements with the Adviser or Transfer Agent, may pay amounts to third parties that provide recordkeeping and other administrative services relating to a Fund to persons who beneficially own interests in the Fund, such as shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents. See the section “Payments to Third Parties.”

These services may include, among other things, sub-accounting services, answering inquiries relating to the Fund, transmitting on behalf of the Fund proxy statements, annual reports, updated Prospectuses and other communications regarding the Fund and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees at a rate that is greater than the rate the Fund is currently paying the Transfer Agent for providing these services to Fund shareholders.

TAXES

The following is a summary of certain U.S. federal income tax considerations generally affecting the Funds and the Funds’ investors. No attempt is made to present a detailed explanation of the federal tax treatment of the Funds or their investors, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. This summary does not address all of the tax consequences that may be relevant to specific investors in the Funds in light of such investors’ particular circumstances or to investors subject to special treatment under any tax laws.

The following general discussion of certain U.S. federal income tax consequences is based on the Code, the regulations issued thereunder and other applicable authorities all as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, LOCAL, OR FOREIGN TAXES.

General

As indicated under “Taxes” in the Prospectus, each Fund intends to qualify annually for the special tax treatment accorded RICs under Subchapter M of the Code.

In order to be eligible to be treated as a RIC accorded special tax treatment under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net tax-exempt interest income (if any) plus 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gains over net long-term capital losses) (the “Distribution Requirement”). Each Fund must meet several additional requirements in order to qualify as a RIC. Among these requirements are the following: (a) at least 90% of a Fund’s gross income each taxable year must be derived from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in qualified publicly traded partnerships (“QPTPs”) (the “Income Requirement”); and (b) each Fund must diversify its holdings so that at the close of each quarter of the Fund’s taxable year (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of a Fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, in securities of two or more issuers which are engaged in the same, similar or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers, or in securities of one or more QPTPs.

Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gains over net short-term capital losses), a Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year plus 98.2% of its capital gain net income for the one-year period ending on October 31 (or December 31 if the Fund is permitted to so elect and does so elect) of that year, plus certain other amounts. A Fund will be treated as having distributed any amount on which it is subject to income tax for the taxable year ending within the calendar year. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 (or December 31 if such Fund makes the election referred to above) are treated as arising on January 1 of the following calendar year. Each Fund generally intends to make sufficient distributions to avoid liability for the 4% federal excise tax, although there can be no assurance that a Fund will be able to do so.

In general, for purposes of the Income Requirement described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a QPTP (a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in

(a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do not apply to a regulated investment company with respect to items attributable to an interest in a QPTP.

Gains from the disposition of foreign currencies, and income from transactions in options, futures, and forward currency contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, currently will be treated as qualifying income for purposes of the Income Requirement. However, the Treasury Department has the authority to exclude certain foreign currency income and gains from qualifying income under future regulations.

Assuming that the Funds qualify as RICs that are accorded special tax treatment, the Funds will not be subject to U.S. federal income tax on income distributed in a timely manner to their shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to satisfy the Income Requirement, Distribution Requirement or Diversification Requirement described above, that Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or did not cure such a failure for any year, or if a Fund otherwise were to fail to qualify as a regulated investment company accorded special tax treatment, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided in both cases that the shareholder meets certain holding period and other requirements in respect of a Fund’s shares (as described below). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for the special tax treatment accorded to RICs under the Code.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction). Investment company taxable income that is retained by a Fund will be subject to tax at regular corporate rates. Each Fund also intends to distribute annually all or substantially all of its net capital gain and to make appropriate Capital Gain Dividend (as defined below) designations. If a Fund retains any of its net capital gain, the Fund will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their pro rata share of such undistributed amount and (ii) will be entitled to credit their proportionate share of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly-filed U.S. tax returns to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Funds are not required to, and there can be no assurance that any Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a regulated investment company may elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31 (or December 31 if the regulated investment company makes the election referred to above)) and certain late-year ordinary losses (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property attributable to the portion of the taxable year after October 31 (or December 31 if the regulated investment company makes the election referred to above), plus (ii) other net ordinary losses attributable to the portion of the taxable year, if any, after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to offset capital gains in future years, thereby reducing the amount the Fund would otherwise be required to distribute in such future years to qualify for the special tax treatment accorded regulated investment companies and avoid a fund-level tax. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward. See the most recent annual shareholder report for each Fund’s available capital loss carryovers (if any) as of the end of its most recently ended fiscal year.

Fund Distributions

Distributions of investment income are generally taxable as ordinary income to the extent of a Fund’s earnings and profits. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses, in each case with reference to any capital loss carryforwards) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates. Distributions of the excess of net short-term capital gain over net long-term capital loss will generally be taxable to a shareholder receiving such distributions as ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryforwards.

“Qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to that Fund’s shares. A dividend will not be treated as qualified dividend income (at either a Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the U.S.) or (b) treated as a PFIC (as defined below).

In general, distributions of investment income properly reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to a Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than properly designated Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Dividends of net investment income received by corporate shareholders of a Fund generally will qualify for the 70% dividends received deduction available to corporations to the extent they are properly reported as being attributable to the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as an eligible dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (91 days during the 181-day period beginning 90 days before the ex-dividend date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) otherwise by application of the Code (for example, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock – generally stock acquired with borrowed funds).

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that, for federal tax purposes, is treated as a loan by the Fund, generally will not constitute qualified dividend income to individual shareholders or be eligible for the dividends-received deduction for corporate shareholders.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

If a Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital generally is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of Fund shares.

Dividends declared by a Fund in October, November or December and paid in the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Distributions are taxable whether shareholders receive them in cash or in additional shares.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of such an investment on their particular tax situations.

Sale or Redemption of Fund Shares

Any gain or loss recognized on a sale or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and short-term capital gain or loss if held for one year or less. However, if Fund shares on which a Capital Gain Dividend has been received (or deemed received) are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized by a shareholder will be treated as long-term capital loss to the extent of such long-term capital gain distributions received in respect of those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Funds’ Prospectus for more information.

Foreign Transactions

Income or gains received by a Fund may be subject to withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s securities. Tax treaties between certain countries and the United States may reduce or eliminate these foreign taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders to claim a credit or deduction on their income tax returns for their respective shares of qualifying foreign and U.S. possessions income taxes paid by (or withheld from amounts paid to) the Fund. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him/her, his/her proportionate share of those taxes, (2) treat his/her share of those taxes and any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his/her own income from those sources, and (3) either deduct the taxes deemed paid by him/her in computing his/her taxable income, or, alternatively, use the foregoing information in calculating the foreign tax credit against his/her U.S. federal income tax. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in the shareholder not receiving a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Each Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. Each Fund expects to be eligible and to make such an election, although there can be no assurance that a Fund will do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Each Fund maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss (1) from the disposition of foreign currencies and forward currency contracts, (2) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date and (3) attributable to fluctuations in exchange rates between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss under Section 988 of the Code. In certain circumstances, a Fund may elect out of Section 988 of the Code to treat foreign currency gain or loss attributable to a forward contract, a futures contract or an option as capital gain or loss.

Each Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to U.S. federal income tax (including interest charges) on a portion of any “excess distribution” received on stock in a PFIC or a portion of any gain on a disposition of the PFIC stock (collectively, “PFIC income”), even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in a Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (a “QEF”), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the PFIC’s annual ordinary income and net capital gain, regardless of whether it receives any distribution from the PFIC. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements. Alternatively, pursuant to the Code and regulations, open-end RICs such as the Funds are entitled to elect to “mark-to-market” their stock in certain PFICs. “Marking-to-market,” in this context, means recognizing gains (and to a limited extent losses) in such PFICs by treating a Fund as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may cause a Fund to recognize income or gain without a concurrent receipt of cash. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its Distribution Requirement, which also may accelerate the recognition of gain and affect a Fund’s total return. In addition, because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Derivative Instruments

The use of derivatives strategies, such as purchasing and selling (writing) options and futures, and entering into forward currency contracts, swap agreements, straddles, securities loan and similar transactions may be subject to one or more complex tax rules (e.g. notional principal contract, straddle, constructive sale, wash sale and short sale rules) that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Certain of a Fund’s hedging activities, as well as its transactions, if any, in foreign currencies or foreign currency-denominated instruments, are likely to produce a difference between its book income and its net taxable income. If such a difference arises, and the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

The tax treatment of certain futures contracts that may be entered into by a Fund as well as listed non-equity options that may be written or purchased by a Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) will be governed by Section 1256 of the Code (“Section 1256 Contracts”). Gains or losses on Section 1256 Contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40” gains or losses), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any Section 1256 Contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 or ordinary gain or loss, as applicable.

A Fund’s forward contracts relating to foreign currencies may qualify as Section 1256 contracts under the Code if the underlying currencies are currencies for which there are futures contracts that are traded on and subject to the rules of a qualified board or exchange. However, a forward currency contract that is a Section 1256 contract would, absent an election out of Section 988 of the Code as described above, be subject to Section 988. Accordingly, although such a forward currency contract would be marked-to-market annually like other Section 1256 contracts, the resulting gain or loss would be ordinary. If a Fund were to elect out of Section 988 with respect to forward currency contracts that qualify as Section 1256 contracts, the tax treatment generally applicable to Section 1256 contracts would apply to those forward currency contracts: that is, the contracts would be marked-to-market annually and gains and losses with respect to the contracts would be treated as 60/40 gain or loss.

Securities Issued or Purchased at a Discount

A Fund’s investments in debt securities issued at a discount and certain other obligations as well as investments in securities purchased at a discount may require that Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including why it may not be advantageous to do so) that it otherwise would have continued to hold.

Certain Higher-Risk and High Yield Securities

A Fund may invest in lower-quality fixed income securities, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on such a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by each Fund as and if it invests in such securities as a part of such Fund’s efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

A portion of the interest paid or accrued on certain high yield discount obligations in which a Fund may invest may be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund to corporate shareholders may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Tax-Exempt Investors

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the regulated investment company. Notwithstanding this “blocking”

effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Backup Withholding

A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who or which fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who or which has under-reported dividend or interest income, or who or which fails to certify to the Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Non-U.S. Shareholders

Capital Gain Dividends generally will not be subject to withholding of U.S. federal income tax. Dividends (other than Capital Gain Dividends) paid by a Fund to a shareholder that is not a “United States person” within the meaning of the Code (a “Foreign Person”) generally are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Foreign Person directly, would not be subject to withholding.

For distributions with respect to taxable years of the Funds beginning before January 1, 2014, in general and subject to certain limitations, a Fund was not required to withhold any amounts (i) with respect to distributions attributable to U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by an individual Foreign Person, to the extent such distributions are properly reported by the Fund as “interest-related dividends,” and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly reported by the Fund as “short-term capital gain dividends.” It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of a RIC beginning on or after January 1, 2014, or what the terms of such an extension would be. A Fund is permitted to choose not to report potentially eligible distributions as interest-related or short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding.

In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

If a beneficial holder of Fund shares who or which is a Foreign Person has a trade or business in the United States, and Fund dividends received by such holder are effectively connected with the conduct of such trade or business, the dividends will be subject to U.S. federal net income taxation at regular income tax rates.

A beneficial holder of Fund shares who or which is a Foreign Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale or redemption of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale, redemption or Capital Gain Dividend, and certain other conditions are met.

Foreign Persons should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for an exemption from the backup withholding tax described above or a reduced rate of withholding provided by treaty.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Certain Additional Reporting and Withholding Requirements

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends, including Capital Gain Dividends, and the proceeds of the sale, redemption or exchange of Fund shares. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to Foreign Persons described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends), beginning as early as January 1, 2014.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including through an intermediary.

Tax Shelter Reporting

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Other Tax Matters

Fund distributions and gains from the sale of Fund shares may be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

NET ASSET VALUE

The method for determining the public offering price and net asset value per share is summarized in the Prospectus.

The total NAV of each class of shares of a Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading. Each Fund will not price their shares on the following holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the Adviser and approved by the Board. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities for which market quotations are not readily available are generally valued on the basis of evaluated bids furnished to each Fund by an independent pricing service recommended by the Adviser and approved by the Board, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans are priced at bid prices supplied by an independent pricing service, if available. Broker-dealer bid quotations may also be used to value debt and equity securities and senior loans where an independent pricing service does not price a security or where an independent pricing service does not provide a reliable price for the security. Domestic exchange-traded single equity option contracts (including options on exchange traded funds) are valued at the mean of the National Best Bid and Offer quotations. Options on futures contracts are valued using the current settlement price. Other exchange-traded options (i.e., options on domestic indices, foreign securities, currencies and other financial contracts) are valued at the average of the closing bid and ask quotation. Currency options are priced at the mid price (between the bid price and the ask price) supplied by an independent pricing service, if available. Swaptions are valued based on mid price (between the bid price and the ask price) supplied by an independent pricing service. Other OTC options contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers. These quotations will be either the bid for a long transaction or the ask for a short transaction. Interest rate swaps are valued based on prices supplied by an independent pricing service, if available, or quotations obtained from broker-dealers. Credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service, if available, or quotations obtained from broker-dealers. Futures are valued at the most recent settlement price. Forward foreign currency contracts are valued at interpolated prices determined from information provided by an independent pricing service. Investments in other open-end investment companies are valued at their reported NAV each day. Short-term obligations purchased with an original or a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and other instruments for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Funds’ Adviser using consistently applied procedures under the general supervision of the Board.

Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities or other instruments in markets outside the United States, is substantially completed each day at various times prior to the close of the NYSE. Securities or other instruments traded on a foreign exchange will be valued at their market price on the non-U.S. exchange except for securities traded on the London Stock Exchange (“British Equities”). British Equities will be valued at the official close of the London Stock Exchange. The value of other securities or other instruments principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities or other instruments principally trade. Securities or other instruments principally traded outside the United States will generally be valued several hours before the close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time, when each Fund computes the NAV of its shares. Occasionally, events affecting the value of securities or other instruments principally traded outside the United States may occur between the completion of substantial trading of such securities or other instruments for the day and the close of the NYSE, which events will not be reflected in the computation of a Fund’s NAV. If it is determined pursuant to procedures adopted by the Board that events materially affecting the value of a Fund’s securities or other instruments have occurred during such period, then these securities or other instruments may be fair valued at the time the Fund determines its NAV by or pursuant to procedures adopted by the Board. When fair valuing their securities or other instruments, each Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other instruments market activity and/or significant events that occur after the close of the local market and before the time a Fund’s NAV is calculated.

Because of fair value pricing, securities or other instruments may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board believes is more likely to result in a price that reflects fair value. Each Fund may also value securities or other instruments at fair value or estimate its value pursuant to procedures adopted by the Board in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security or other instrument from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Trading in some of the portfolio securities or other instruments of some of the Funds takes place in various markets outside the United States on days and at times other than when the NYSE is open for trading. Therefore, the calculation of these Funds’ NAV does not take place at the same time as the prices of many of its portfolio securities or other instruments are determined, and the value of the Funds’ portfolios may change on days when the Funds are not open for business and their shares may not be purchased or redeemed.

The per share NAV of a class of the Fund’s shares is computed by dividing the number of shares outstanding into the total NAV attributable to such class.

ADDITIONAL SHAREHOLDER INFORMATION

Telephone Exchange and Redemption Privileges

Shares of a Fund and any other mutual funds sponsored by the Adviser may be exchanged for shares of each other within the same share class. Exchanges will be effected by redemption of shares of the Fund held and purchase of shares of the Fund for which Fund shares are being exchanged (the “New Fund”). For U.S. federal income tax purposes, any such exchange constitutes a sale upon which a capital gain or loss will be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder’s adjusted cost basis. If you are interested in exercising any of these exchange privileges, you should obtain Prospectuses of other sponsored funds from the Adviser. Upon a telephone exchange, the transfer agent establishes a new account in the New Fund with the same registration and dividend and capital gains options as the redeemed account, unless otherwise specified, and confirms the purchase to you. An exchange may be effected, provided that the registered name and address are the same.

Dealers may charge their customers a processing fee or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed by each individual dealer to its customers. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the other charges described in the Funds’ Prospectus and this SAI. Customers will be provided with specific information about any processing or service fees charged by their dealer.

The Telephone Exchange and Redemption Privileges are available only in states where shares of the New Fund may be sold, and may be modified or discontinued at any time. See “Purchasing, Selling and Exchanging Fund Shares” in the Prospectus.

Signature Guarantees

The signature(s) of redeeming shareholders generally must be guaranteed by an “eligible guarantor,” including: (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities broker-dealers which are members of a national securities exchange or clearing agency or which have minimum net capital of $100,000 or (4) institutions that participate in the Securities Transfer Agent Medallion Program (“STAMP”) or other recognized signature medallion program. A notarized signature will not be sufficient. If shares are registered in more than one name, the signature of each of the redeeming shareholders must be guaranteed. See “Purchasing, Selling and Exchanging Fund Shares” in the Prospectus.

Redemptions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of portfolio securities, in conformity with applicable rules of the SEC. Distributions in-kind will be made in readily marketable securities. Investors may incur brokerage charges on the sale of portfolio securities received in distributions in kind.

Suspension of Your Right to Sell Your Shares

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of a Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

ORGANIZATION OF THE TRUST AND THE FUNDS

The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated July 25, 1996, as Amended and Restated on October 4, 1996. The Declaration of Trust permits the Trust to issue an indefinite number of units of beneficial interest (“shares”), with or without par value.

The Trust may issue shares in any number of “series;” each series of the Trust is a separate portfolio and functions as a separate mutual fund, although the Funds would share a common Board, and may share an adviser, administrator, transfer agent, or custodian. All consideration received by the Trust for shares of any series, and all assets of that series, belong only to that series and are subject to that series’ liabilities. The Funds are currently the only series of the Trust. Each Fund currently offers two classes of shares: the Advisor Class and the Institutional Class. The trustees may create and issue additional series of shares and may create and issue shares of additional classes of one or more series.

Except as described below, the shares of each Fund, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder. Each share class has no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. Each share entitles the shareholder of record to one vote. All shareholders of a Fund may vote as a single class on each matter presented to shareholders for action except with respect to any matter that affects one or more series or classes solely or in a manner different from others, in which case the shares of the affected series or class are entitled to vote separately. The shares of the Trust have non-cumulative rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so. Persons or organizations owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as defined in the 1940 Act) the Fund.

The Trust is not required to hold annual shareholder meetings; shareholder meetings will be held from time to time for the election of trustees under certain circumstances, or when required under the Declaration of Trust or applicable law. A trustee may be removed from office by the remaining trustees, or by the shareholders at a special meeting called on the written request of shareholders owning at least 10% of the Trust’s outstanding shares.

Limitation of Shareholders’ and Trustees’ Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of a Trust and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or the trustees. The Declaration of Trust provides for indemnification out of each Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

The Declaration of Trust provides that a trustee shall be liable for only his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODE OF ETHICS

The Fund, the Adviser and the Distributor have each adopted a code of ethics that complies with the requirements of Rule 17j-1 under the 1940 Act. Each of these codes of ethics permit the personnel subject to those codes to invest in securities, including securities that may be purchased or held by a Fund. The codes of ethics on public file with and are available from the SEC’s EDGAR database, which can be accessed through www.sec.gov.

PERFORMANCE INFORMATION

Each Fund may advertise the yield and total return of each class of its shares. Each Fund’s yield and total return will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the Trust allocated to each Fund. These factors, possible differences in the methods used in calculating yield and total return and the tax exempt status of distributions should be considered when comparing a Fund’s yield and total return to yields and total returns published for other investment companies and other investment vehicles. Yield and total return should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund. Yield and total return may be stated with or without giving effect to any expense limitations in effect for a Fund. For those funds that present yields and total return reflecting an expense limitation or waiver, its yield would have been lower if no limitation or waiver were in effect. Yields and total return will generally be higher for

Institutional Class shares than for Advisor Class shares of the same Fund, because of the higher levels of expenses borne by the Advisor Class shares.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue. Investors in the Funds are specifically advised that share prices, expressed as the net asset values per share, will vary just as yield will vary. An investor’s focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

Performance information for each Fund with over one calendar year of performance history is included in the Prospectuses (in the section “Risk/Return Bar Chart and Table” in each Fund’s Fund summary), along with the performance of an appropriate benchmark index. Because index comparisons are generally calculated as of the end of each month, index performance information under the “Since Inception,” “Life of Fund” or “Life of Class” headings in the Prospectuses for Funds with less than ten years of performance history may not be coincident with the inception date of the Fund (or class, as applicable). In such instances, index performance is generally presented from the month-end nearest to the inception date of the Fund (or class, as applicable).

GENERAL INFORMATION

Investment Environment

Discussions of economic, social and political conditions and their impact on the Funds may be used in advertisements and sales materials. Such factors that may affect a Fund include changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends and the supply and demand of various financial instruments. In addition, marketing materials may cite the Adviser’s views or interpretations of such factors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, is the independent registered certified public accounting firm for the Trust, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

LEGAL COUNSEL

Ropes & Gray LLP, located at Prudential Tower, 800 Boylston Street, Boston, MA 02199, serves as counsel to the Trust.

THIRD PARTY INFORMATION

The Prospectus and this Statement may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained in the Prospectus and this SAI is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information

FINANCIAL STATEMENTS

Each Fund’s fiscal year ends on December 31st of each year. Each Fund will send annual and semi-annual reports to its shareholders; the financial statements appearing in annual reports are audited by the Trust’s independent registered public accounting firm. The Trust’s financial statements for the Funds, including the Portfolios of Investments, Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, Financial Highlights, Notes to Financial Statements and the Report of PricewaterhouseCoopers LLP, all of which are included in the 2012 Annual Report to Shareholders, are hereby incorporated by reference into this SAI.

RATINGS APPENDIX

DESCRIPTION OF SECURITIES RATINGS

Some of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser’s view of their comparability to rated securities. A Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by S&P, Moody’s or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. Following is a description of S&P’s, Moody’s, and Fitch ratings applicable to fixed-income securities.

Standard & Poor’s—A brief description of the applicable rating symbols of Standard & Poor’s and their meanings (as published by Standard & Poor’s) follows:

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated “CC” is currently highly vulnerable to nonpayment.

C

A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (–)

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the commitments.

B

A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made with any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Standard & Poor’s Underlying Rating)

This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example “SP-1+/A-1+”).

Active Qualifiers (Currently applied and/or outstanding)

Interest Payment: “” qualifier

This suffix is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” suffix indicates that the rating addresses the interest portion of the obligation only. The “i” suffix will always be used in conjunction with the “p” suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

Federal Deposit Insurance Limit: “L” qualifier

Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Principal Payment: “p” qualifier

This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only. The “p” suffix will always be used in conjunction with the “i” suffix, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

Public Information Ratings: “pi” qualifier

Ratings with a “pi” suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a “pi” suffix. Ratings with a “pi” suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Preliminary Ratings: “prelim” qualifier

Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination Structures: “t” qualifier

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (No longer applied or outstanding)

Contingent upon final documentation: “*” inactive qualifier

This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

Termination of obligation to tender: “c” inactive qualifier

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

U.S. direct government securities: “G” inactive qualifier

The letter “G” followed the rating symbol when a fund’s portfolio consists primarily of direct U.S. government securities.

Provisional Ratings: “pr” inactive qualifier

The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Quantitative analysis of public information: “q” inactive qualifier

A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

Extraordinary risks: “r” inactive qualifier

The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an “r” modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Ratings

Standard & Poor’s credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.The analyses, including ratings, of Standard & Poor’s and its affiliates (together, Standard & Poor’s) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings or other analyses should not rely on them in making any investment decision. Standard &Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s does not act as a fiduciary or an investment advisor except where registered as such. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and other opinions may be changed, suspended, or withdrawn at any time.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s Global Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

Issuer Ratings

Issuer Ratings are opinions of the ability of entities to honor senior unsecured financial counterparty obligations and contracts. As such, Issuer Ratings incorporate any external support that is expected to apply to all current and future issuance of senior unsecured financial obligations and contracts, such as explicit support stemming from a guarantee of all senior unsecured financial obligations and contracts, and/or implicit support for issuers subject to joint default analysis (e.g. banks and government-related issuers). Issuer Ratings do not incorporate support arrangements, such as guarantees, that apply only to specific (but not all) senior unsecured financial obligations and contracts. Moody’s expresses Long-Term Issuer Ratings on its long-term global scale.

Medium-Term Note Program Ratings

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating and is defined elsewhere in this document. The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short-Term Obligation Ratings

Ratings are assigned on Moody’s global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles and public sector entities. Short-term ratings are assigned to obligationswith an original maturity of thirteen monthsor less and reflect the likelihood of a default on contractually promised payments.

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Investor Services, Inc. – A brief description of the applicable rating symbols of Fitch Investor Services, Inc. and their meanings (as published by Fitch) follows:

Credit Rating Scales

Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Fitch Ratings’ credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch Ratings may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

Long-Term Credit Rating Scales

Issuer Credit Rating Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in stand still. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

•	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

•	the selective payment default on a specific class or currency of debt;

•

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

•	execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Limitations of the Issuer Credit Rating Scale

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings - Limitations and Usage for further information on the limitations of the agency’s ratings.

Short-Term Ratings

Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Limitations of the Short-Term Ratings Scale

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings - Limitations and Usage for further information on the limitations of the agency’s ratings.

Standard Rating Actions

Affirmed*

The rating has been reviewed and no change has been deemed necessary.

Confirmed

Action taken in response to an external request or change in terms. Rating has been reviewed in either context, and no rating change has been deemed necessary. For servicer ratings, action taken in response to change in financial condition or IDR of servicer where servicer rating is reviewed in that context exclusively, and no rating action has been deemed necessary.

Downgrade*

The rating has been lowered in the scale.

Matured*/Paid-In-Full

a. ‘Matured’ – This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued. Denoted as ‘M’.

b. ‘Paid-In-Full’ – This action indicates that the issue has been paid in full. As the issue no longer exists, it is therefore no longer rated. Denoted as ‘PIF.’

New Rating*

Rating has been assigned to a previously unrated issue primarily used in cases of shelf issues such as MTNs or similar programs.

Prerefunded*

Assigned to long-term US Public Finance issues after Fitch assesses refunding escrow.

Publish*

Initial public announcement of rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published.

Upgrade*

The rating has been raised in the scale.

Withdrawn*

The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

Rating Modifier Actions:

Rating Watch Maintained*

The issue or issuer has been reviewed and remains on active Rating Watch status.

Rating Watch On*

The issue or issuer has been placed on active Rating Watch status.

Revision Implication Watch*

Rating Watch status has changed.

Support Floor Rating Revision

Applicable only to Support ratings related to Financial Institutions, which are amended only with this action.

Under Review*

Applicable to ratings that may undergo a change in scale not related to changes in fundamental credit quality. Final action will be “Revision Rating”.

The Following Actions Will Only Apply in Structured Finance Transactions:

Revision Outlook*

Rating Outlook status has changed independent of a full review of the underlying rating.

*	A rating action must be recorded for each rating in a required cycle to be considered compliant with Fitch policy concerning aging of ratings. Not all Ratings or Data Actions, or changes in rating modifiers, will meet this requirement. Actions that meet this requirement are noted with an * in the above definitions.

APPENDIX

PROXY VOTING POLICY AND GUIDELINES

The Board of Hansberger International Series (the “Trust”) has delegated proxy voting responsibility to the Adviser. The Adviser has adopted the following policy, procedures and guidelines for the voting of proxies:

HGI Proxy Voting Policy and Procedures

Hansberger Global Investors, Inc.

Proxy Voting Policy and Procedures

Revised as of January 1, 2011

Reviewed as of December 3, 2010

Proxy Voting Policy

A.	Objective

When Hansberger Global Investors, Inc. (“HGI”) is responsible for voting proxies, we take reasonable steps under the circumstances to ensure that proxies are voted in the best interest of our clients, which means voting proxies with a view to enhancing the financial value of the securities held in client accounts. The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that, in our view, do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of our clients. Thus, HGI generally votes in accordance with the recommendations of its proxy voting service on such issues, although, on occasion HGI could abstain from voting.

When making proxy-voting decisions, HGI generally adheres to its Proxy Voting Guidelines (the “Guidelines”), as revised from time to time by HGI, that detail HGI’s positions on recurring issues and criteria for addressing non-recurring issues.

B.	Accounts for Which HGI Has Proxy Voting Responsibility

HGI generally will vote proxies for client accounts only if it has been expressly delegated such power in writing. To eliminate ambiguity and to ensure clients who want us to vote proxies understand our policies and procedures, HGI ensures that proxy voting is expressly addressed in our investment management agreements with new clients or revised agreements with existing clients. We generally interpret silence in the agreement as not delegating HGI the right to vote, except for agreements with U.S. employee benefit plans subject to ERISA. For ERISA accounts, HGI assumes that it has voting power unless a written document expressly prohibits HGI from voting proxies, or assigns voting power to another fiduciary.

C.	Voting and Non-Voting of Proxies

HGI generally endeavors to vote proxies it is eligible to vote and timely receives. We generally will not vote proxies under the following circumstances:

•	We will not vote proxies for securities not selected by us or for securities over which we have no discretionary authority held in a client account.

•

We will not vote proxies that we do not receive in time to submit a timely vote. The timeliness of notification, distribution of proxy materials, book closure and the actual meeting date will vary by jurisdiction and market practice.

•

We ordinarily will not vote on proposals if a security is on loan at the time of the vote under a client’s securities lending arrangement. Absent extraordinary circumstances, we believe that the administrative burden and loss of revenue associated with recalling securities will outweigh the anticipated benefit, particularly since there is no guarantee that loaned securities can be retrieved in time to submit a timely vote. We may ask that a security be recalled to vote under extraordinary circumstances. This decision will be made only when, in our sole judgment, the matter to be voted on has critical significance to the potential value of a long-term holding, and the relative cost and/or administrative inconvenience of retrieving the securities does not outweigh the perceived benefit.

•

We may not vote on a particular proposal or proxy if the costs or burdens of voting outweigh the expected benefit to clients. These decisions are generally made on a case-by-case basis and will be dependent on numerous factors, including the nature of the proposal, the nature of the holding, the direct cost of voting, and whether voting will hinder our ability to sell a security.

Voting proxies for securities of companies located outside of the United States raises the same issues as voting proxies related to U.S. companies but could involve significantly greater effort or cost that could result in us deciding not to vote. Additional burdens include, but are not limited to:

•	Differing rules and practices regarding shareholder notification and voting in different jurisdictions could result in greater instances of HGI being unable to submit a timely vote.

•

Some jurisdictions require that shares to be voted be “blocked” by the custodian or depository (or bearer shares deposited with a specified financial institution) for a specified number of days (usually five or fewer but sometimes longer) before or after the shareholder meeting.

•	Offering materials may not be available in English at a reasonable cost or received timely to permit informed voting.

•	Some jurisdictions may require that securities be registered in a particular way that differs from ordinary practice (e.g., registered in the company’s share registry or taken out of nominee name).

D.	Conflicts

From time to time, proxy voting proposals may raise conflicts between the interests of HGI’s clients and the interests of HGI and/or its employees. Under these circumstances, HGI will take additional steps that are designed to ensure that the proxies are voted based on our clients’ best interests. Conflicts of interest may arise when:

•	Proxy votes regarding non-routine matters are solicited by an issuer that has an institutional separate account relationship with HGI;[1]

•	A proponent of a proxy proposal has a business relationship with HGI or an HGI employee;

•	HGI or an HGI employee has a business relationship with a participant in a proxy contests, or a director election.

HGI’s Proxy Voting Committee is responsible for overseeing the proxy voting process, including monitoring and resolving possible material conflicts of interest. Any portfolio manager or research analyst with knowledge of a personal conflict of interest relating to a particular matter shall disclose that conflict to the Chief Compliance Officer or another member of the Proxy Voting Committee, and may be required to recuse him or herself from the proxy voting process. Issues raising possible conflicts of interest are referred to the Proxy Voting Committee for evaluation and resolution. Conflicts of interest may be resolved in different ways by the Proxy Voting Committee. Possible ways that conflicts of interest may be resolved include strict application of our Guidelines, recusal of conflicted personnel, consultation with other unconflicted investment personnel, or voting in accordance with an objective third party recommendation.

E.	Arrangement with Proxy Voting Service

We use an unaffiliated third party proxy administrator to assist in voting proxies. The proxy voting service’s functions may include notifying us of shareholder meeting dates, translating proxy materials received from companies, providing associated research and recommendations for voting on particular proxy proposals, recordkeeping and physically transmitting votes. Although we may consider the recommendations of the proxy voting service and other parties if appropriate, we make the ultimate decision on how to vote client proxies.

F.	Reports

HGI will provide clients with periodic reports on our proxy voting decisions and actions for securities in their accounts, in such forms or intervals as the clients reasonably request. Clients may contact HGI for such information.

[1]

For this purpose, HGI generally will consider as “non-routine” any matter listed in New York Stock Exchange Rule 452.11, relating to when a member firm may not vote a proxy without instructions from its customer (for example, contested matters are deemed non-routine).

Hansberger Global Investors, Inc.

Proxy Voting Guidelines

Revised as of January 1, 2011

Reviewed as of December 3, 2010

General Guidelines

The proxy voting guidelines below summarize HGI’s position on various issues of concern to investors and give a general indication of how portfolio securities held in client accounts will be voted. The guidelines are not exhaustive and do not include all potential voting issues. In addition, because proxy voting issues and circumstances of individual companies are so varied, there may be instances when HGI may not vote in strict adherence to these guidelines as outlined below. The following guidelines are grouped according to the types of proposals generally presented to shareholders.

(i) Board of Directors Issues

HGI will generally vote for all Board of Directors nominees unless certain actions by the Directors warrant votes to be withheld. These instances include Directors who:

•	Attend less than 75% of the board and committee meetings; and

•	Are also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

HGI also feels that the following conflicts of interest may hinder a director’s performance and will therefore typically withhold votes from a candidate who is a:

•	CFO who presently sits on the board;

•	Director who presently sits on an excessive number of boards;

•	Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years;

•	Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals with the company, including perquisite type grants from the company; and

•	Director with an interlocking directorship.

(ii) Auditors

HGI will generally vote for proposals to ratify auditors. However, HGI will generally vote against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:

•

When audit fees added to audit-related fees total less than one-third of the total fees paid to the auditor by a company; When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error);

•	When the company has aggressive accounting policies;

•	When the company has poor disclosure or lack of transparency in financial statements;

•	When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders; or

•

When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

(iii) Executive and Director Compensation

HGI will generally support executive compensation plans that motivate participants to focus on long-term shareholder value and returns, encourage employee stock ownership, and more closely align employee interests with those of shareholders. HGI will also support resolutions regarding director’s fees.

In order to allow for meaningful shareholder review, we believe that incentive programs should generally include: (i) specific and appropriate performance goals; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be reasonable relative to the performance of the business, and total compensation to those covered by the plan should be in line with compensation paid by the Company’s peers.

In general, HGI will determine votes for the following on a case-by-case basis:

•	Stock-based incentive plans;

•	Performance-based stock option proposals;

•	Stock plans in lieu of cash;

•	Proposals to ratify or cancel executive severance agreements; and

•	Management proposals seeking approval to re-price options.

HGI will generally vote against:

•	Retirement plans for non-employee directors;

•	Shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or forms of compensation; and

•	Shareholder proposals requiring director fees to be paid in stock only.

(iv) Takeover/Tender Offer Defenses

Anti-takeover proposals are analyzed on a case-by-case basis. However, since investors customarily, in our view, suffer a diminution of power as a result of the adoption of such proposals, they are generally opposed by HGI unless structured in such a way that they give shareholders the ultimate decision on any proposal or offer. Specifically, HGI will under normal circumstances oppose:

•	Dual class exchange offers and dual class recapitalizations (unequal voting rights);

•	Proposals to require a supermajority shareholder vote to approve charter and by-law amendments;

•	Proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations; and

•	Fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

(v) Capital Structure and Shareholder Rights

This category consists of broad issues concerning capital structure and shareholder rights. These types of issues generally call for revisions to the corporate by-laws, which will impact shareholder ownership rights. All items are reviewed and voted on a case-by-case basis; however, HGI endeavors to balance the ownership rights of shareholders and their best interests with providing management of each corporation the greatest operational latitude.

(vi) Social and Political Responsibility Issues

In the case of social and political responsibility issues that in HGI’s view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of HGI’s clients. HGI generally votes in accordance with the recommendations of its proxy voting service on these social and political issues, although HGI sometimes may abstain from voting on these issues.

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